SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin California Tax-Free Trust covers the period ended December 31, 1999.


BOND MARKET OVERVIEW

During the six months under review, U.S. bond markets continued to experience challenging times. The yield on the benchmark 30-year Treasury bond steadily increased, from 5.96% at the beginning of the reporting period, to 6.48% on December 31, 1999 -- reaching a high of 6.49% on December 23, 1999. For the same period, the 30-year Treasury bond price dropped 7.8%, as bond prices and yields move in opposite directions so that as yields rise, bond prices fall. Concerned about domestic inflationary tendencies, the Federal Reserve Board (the Fed) raised the federal funds target rate from 5.00% to 5.50% in two incremental steps during the reporting period.

The economy's direction and its effect on inflationary pressures will contribute to the level of volatility that impacts bond markets in the near future. During the period under review, many investors reacted swiftly to new releases of economic data or Fed announcements, and in many instances the market overcorrected. Investors with short-term investment horizons may view such instability as unfavorable.


CONTENTS

Shareholder Letter .........     1

Special Feature:
Uncovering Tax-Free
Opportunities ..............     4

Fund Reports

 Franklin California Insured
 Tax-Free Income Fund ......    10

 Franklin California
 Intermediate-Term
 Tax-Free Income Fund ......    16

 Franklin California
 Tax-Exempt Money Fund .....    20

Municipal Bond Ratings .....    23

Financial Highlights &
Statement of Investments ...    26

Financial Statements .......    54

Notes to
Financial Statements .......    59


[PYRAMID GRAPHIC]

However, we prefer to take a long-term approach toward investing, and we find that recent market fluctuations afforded us opportunities not only to increase the funds' income-earning potential, but also to enhance the portfolios' overall structures.

CALIFORNIA UPDATE

In California, the six-month review period marked the state's sixth consecutive year of economic expansion and fifth straight year in which the state's economic growth and job creation exceeded the national average. Although the state's 4.8% unemployment rate still topped the 4.1% national average in October, this rate dropped faster than the national average during the reporting period.(1) California's economic expansion also translated into a record year for its housing market, with an estimated 8% increase in the median home price for 1999.(2) The state's diversified and growing economy, as well as its improved fiscal management, contributed to Moody's decision to upgrade California's debt to Aa3 on October 15.(3) This marked the first time in eight years that Standard & Poor's(R), Moody's Investors Service and Fitch IBCA Inc., three independent credit rating agencies, have all viewed California's credit as double-A.

California ended fiscal 1999 with $9.6 billion in available resources, due to general and special fund surpluses, the largest amount the state has had in over two decades. These sizable balances, which should help cushion the negative impacts of any future recessions, and projections for further California economic growth, albeit at a slower rate than that of the last two years, underlie the state's rosy credit outlook.(3)



1. Source: Bureau of Labor Statistics, 12/16/99.

2. Source: California Association of REALTORS, PR Newswire, 10/20/99.

3. Source: Moody's Investors Service, 10/15/99. This does not indicate Moody's rating of the fund.


Municipal bond funds provide an opportunity to diversify risk in investors' portfolios and continue to be an attractive investment for those seeking tax-free income. Such a tax-free investment offers a taxable equivalent yield that can be hard to match for a taxable investment with the same relative level of risk.

We encourage you to discuss your financial goals with an investment representative. Mutual funds offer a level of diversification that is difficult for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ C. B. Johnson

Charles B. Johnson
Chairman
Franklin California Tax-Free Trust



/s/ Sheila Amoroso

Sheila Amoroso



/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(4) You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.


4. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


UNCOVERING TAX-FREE OPPORTUNITIES
SPECIAL FEATURE
[PHOTO OF RAFAEL COSTAS]

Rafael Costas, Senior Vice President and Co-Director of Franklin's Municipal Bond Department, discusses how research is an integral part of Franklin's tax-free income funds' success.

Q: Could you provide an overview of Franklin's research department?

RAFAEL COSTAS: We have one of the industry's largest municipal research staffs, allowing us to routinely analyze more than 2,000 debt issuers a year. The research department analysts work closely with our portfolio managers, who rely on these analysts when making buy and sell decisions. With a focus on in-depth research and the discipline to buy when others are selling, we often are able to find exciting opportunities, at temporarily depressed prices. Generally, we concentrate on investment grade issues. Of course, for our high yield funds, we also look for below investment-grade bonds that we feel offer appropriate rewards for the increased risk.

Q: What are some advantages of Franklin's size and reputation?

RAFAEL: Today, Franklin is one of the nation's leading tax-free fund managers. Our size, with approximately $45 billion of tax-free investments, often enables us to purchase investments at advantageous prices, which in turn, can help keep investment costs low. We pass on these savings to shareholders in the form of higher tax-free yields.(1) In addition, our size often makes us a favorite of new issuers, as many prefer to work with a minimum number of investors.


       This page is not part of the shareholder report.

Q: What type of tax-free bonds do you favor?

RAFAEL: We typically look for investment-grade bonds, as we try to provide our shareholders high, current income with a relatively low level of risk. Most of our investment grade tax-free bond funds are composed of a high percentage of securities rated AAA or AA, the highest ratings bonds can receive from independent credit rating agencies.(2) In addition, many of our purchases are insured because of the prevalence of insurance in the municipal bond marketplace in the past few years. Insured securities normally are rated AAA, further improving the quality of our funds. For our high yield funds, we look for bonds which may be out of favor but, in our view, still have solid fundamentals and the potential to be upgraded. In fact, we devote much of our research efforts to finding such bonds in the low investment-grade, high yield sectors.

Q: How do you research a bond?

RAFAEL: We emphasize detailed, high-quality research, which often enables us to uncover attractive investments that others may have overlooked. When presented with an opportunity, our analysts carefully consider such factors as the bond's purpose, who will repay the bond, if the projections are reasonable, the payment schedule and the issuer's credit history. We incorporate all of the numerical findings in our internal, proprietary databases and spreadsheets created by our analysts. With the processed information and analysis, we meet with our portfolio managers to discuss the merits of each individual issue. The portfolio manager's decision to buy a security will depend largely on our analysis of the bond's credit quality and price. We continue to monitor our investments closely after the purchase, looking for signs of potential problems as well as additional opportunities.

1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Ratings can change.


This page is not part of the shareholder report.

Q: Do you feel it is important to personally meet management and municipal officials?

RAFAEL: Very much so. Each year Franklin's analysts and portfolio managers visit hundreds of sites to garner an understanding that can be obtained only through personal inspection. They meet face-to-face with the project's management and municipal officials to discuss firsthand any potential problems. Our analysts also can use these meetings to discover new opportunities, often before they are widely known.

Q: Do issuers and investment bankers ever come to Franklin?

RAFAEL: Our sizable presence in the municipal bond market frequently means that issuers and their bankers come to us with new issues. In a typical day, we may receive between 50 and 100 calls from brokers offering new and secondary issues. Approximately three times a week, investment bankers visit our offices, usually as part of an issue's road show. We view these as excellent opportunities not only to buy issues at favorable prices, but also to propose changes to the issue, enhancing its quality and appeal to our distinct standards.


     This page is not part of the shareholder report.

Q: How can Franklin's research influence the portfolio managers' investment decisions?

RAFAEL: Our extensive research allows us to use a contrarian approach to investing, because we firmly believe that near-term volatility can create opportunities for greater long-term yields. For example, when Moody's, Standard & Poor's or Fitch, three independent rating agencies, downgrade a bond, many investors sell the issue, sometimes reducing prices to what we believe are attractive levels. As we evaluate our investments based on our internal assessments, we can use these valuable opportunities to purchase what we believe are high-quality issues at temporarily depressed prices.

External events can also lead to situations where bonds become undervalued. Over the past few years, for example, Medicare reform negatively affected the hospital bond sector, even for those hospitals in strong financial shape. As many hospitals' credit profiles weakened, we were able to find value selectively through our analysts' expertise. Seeking to take advantage of this, we recommended such bonds to our portfolio managers who purchased them at a time when the market seemed to be shunning these issues.


WHAT IS A ROAD SHOW?

Before a new issue is brought to the public, the issuer and its investment bankers travel around the country making presentations to potential investors concerning the issuer's financial information and outlook.


This page is not part of the shareholder report.

Q: Could you provide an example of a successful outcome of your research?

RAFAEL: Sure. A perfect example is Tucson Electric Power (TEP). It issued $579 million in tax-exempt debt in 1997-98. However, the utility had a long, troubled history and its debt was rated below investment grade. So, Molly Butler, our electric utility analyst, and I flew to Tucson and spent an entire day with TEP's top executives and division heads. We discussed their history, current position and future plans as well as challenged and questioned many of their projections and assumptions. At the end of the day, we were satisfied that their management team had a clear vision and a realistic plan for the future.


[Photo]

Municipal research analyst Molly Butler discusses a bond issue with portfolio manager Stella Wong.


    This page is not part of the shareholder report.

Q: How is TEP doing today?

RAFAEL: Since then, the rating agencies have raised TEP's credit rating and the bonds have seen a significant increase in value. Of course, the ratings can change again in the future. However, the bonds are still offering above-market yields for our shareholders, because we were able to purchase the securities when they were unpopular. We have an excellent relationship with management and they often call Ms. Butler to discuss the latest releases of information.

THANK YOU, RAFAEL.


This page is not part of the shareholder report.

FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND


Your Fund's Goal: Franklin California Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured California municipal securities.(1,2)


Domestic economic expansion and recovery abroad contributed to rising interest rates during the six-month reporting period, even though this growth took place with only moderate inflation. As interest rates increased, bond yields rose accordingly. As of the reporting period's end, bond traders and investors feared that continued economic growth, coupled with a tight labor market and rising commodity prices, would lead to further Federal Reserve Board interest-rate hikes. These fears resulted in negative sentiment toward the bond market, which drove Treasury long-bond rates to their highest levels in two years.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the fund's portfolio, but does not guarantee the market value of the insured security, the value of the fund's shares, or the fund's distributions. Shares of the fund are not insured. No representation is made as to the ability of any insurer to meet its obligation to the fund if called upon to do so.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 28 of this report.


Such generally rising interest rates presented challenges for the municipal bond market during the reporting period, as bond prices fall when interest rates rise. For the six months ended December 31, 1999, Franklin California Insured Tax-Free Income Fund's Class A share price was down 5.1%. Compared to the broader fixed-income market, however, the fund performed quite well. Over the same period, the 30-year Treasury bond price fell 7.8%, while the Bond Buyer 40, a reasonable indicator of the municipal bond market, was off 9.0%.(3)

The portfolio's conservative buy-and-hold, income-oriented investment philosophy contributed to its superior performance, relative to the entire fixed-income market. The fund continued to hold a significant percentage of higher coupon bonds from previous, higher interest-rate periods. Over time, this strategy can lower share price volatility, reduce portfolio turnover and provide greater current income.

During the reporting period, we were able to take advantage of the rising interest rate environment to improve the portfolio structure, enabling the fund to capture greater yields, improve call protection and book tax losses. These losses can then be carried forward to help offset any current or future taxable capital gains, possibly lowering shareholders' tax liabilities.



PORTFOLIO BREAKDOWN
Franklin California Insured Tax-Free Income Fund
12/31/99

                          % OF TOTAL
                           LONG-TERM
SECTOR                    INVESTMENTS
-------------------------------------
Utilities                   19.9%

Tax-Supported               18.5%

Prerefunded                 14.4%

Subject to Government
Appropriation               11.5%

General Obligation          10.0%

Hospital & Health Care       9.2%

Transportation               8.1%

Higher Education             4.5%

Housing                      2.9%

Other Revenue                0.9%

Corporate-Backed             0.1%

3. The unmanaged Bond Buyer Municipal Bond Index is composed of the Yield to Maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so the composition of bonds in the index changes twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years. One cannot invest directly in an index.



In another trend characterizing the municipal bond market, bond insurance remained prevalent, representing more than 65% of 1999's national new issuance. Given the large amount of insured bonds on the market and the relatively small difference in yields between higher- and lower-rated credits, we concentrated on buying higher-grade, essential purpose issues. As of December 31, 1999, two of the fund's largest holdings were California State General Obligation and California Educational Facilities Authority Revenue for Stanford University bonds, which represented 5.93% and 3.46% of the fund's total long-term investments, respectively.


DIVIDEND DISTRIBUTIONS*
Franklin California Insured Tax-Free Income Fund
7/1/99 - 12/31/99

                                  DIVIDEND PER SHARE
                          -------------------------------
MONTH                       CLASS A             CLASS C
---------------------------------------------------------
July                       5.05 cents          4.48 cents

August                     5.05 cents          4.48 cents

September                  5.05 cents          4.51 cents

October                    5.05 cents          4.51 cents

November                   5.05 cents          4.51 cents

December                   5.05 cents          4.52 cents
---------------------------------------------------------
TOTAL                     30.30 CENTS         27.01 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


The reporting period comes near the close of two years with very large municipal bond issuance for the U.S. In 1998, new supply nationally reached a near-record $280 billion, while 1999 issuance followed at a solid pace, possibly reaching $225 billion by year-end. Supply should stabilize looking forward, as the higher interest-rate environment significantly reduces refunding opportunities. Diminishing expectations for primary and secondary bond issuance should result in continued solid demand for institutional and retail California municipal bonds. With the California municipal bond-to-Treasury yield ratio above 91% at the reporting period's end, we believe the fund is well-positioned to perform favorably in the future.


This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND

CLASS A (formerly Class I): Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

SIX-MONTH PERFORMANCE SUMMARY AS OF 12/31/99

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return           -2.61%
Net Asset Value (NAV)            (12/31/99) $11.50             (6/30/99) $12.12
Change in NAV                    -$0.62

Distributions (7/1/99-12/31/99)  Dividend Income               $0.3030
                                 Long-Term Capital Gain        $0.0016
                                 -------------------------------------
                                 Total                         $0.3046

CLASS C
Six-Month Total Return           -2.86%
Net Asset Value (NAV)            (12/31/99) $11.58             (6/30/99) $12.20
Change in NAV                    -$0.62
Distributions (7/1/99-12/31/99)  Dividend Income               $0.2701
                                 Long-Term Capital Gain        $0.0016
                                 -------------------------------------
                                 Total                         $0.2717


     Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99


                                                                      INCEPTION
CLASS A                          1-YEAR      5-YEAR       10-YEAR      (9/3/85)
--------------------------------------------------------------------------------
Cumulative Total Return(1)       -3.56%      +34.73%      +84.65%    +174.17%

Average Annual Total Return(2)   -7.68%      +5.23%       +5.86%       +6.97%



                                                                      INCEPTION
CLASS C                                     1-YEAR        3-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   -4.01%       +9.39%      +23.02%

Average Annual Total Return(2)               -5.90%       +2.70%       +4.31%


SHARE CLASS                                     A        C
------------------------------------------------------------
Distribution Rate(3)                          5.05%    4.64%

Taxable Equivalent Distribution Rate(4)       9.22%    8.47%

30-Day Standardized Yield(5)                  4.70%    4.30%

Taxable Equivalent Yield(4)                   8.58%    7.85%

1.Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on December 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares


For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.


CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
12/31/99

[PIE CHART]

                                     BELOW INVESTMENT
 AAA       AA        A        BBB          GRADE
27.2%     9.4%     17.5%     45.8%          0.1%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND


Your Fund's Goal: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital. The fund invests primarily in a portfolio of California municipal securities with an average weighted maturity (the time in which the debt must be repaid) between three and 10 years.(1)


Economic growth nationally revived the specter of inflation and prompted the Federal Reserve Board to raise short-term interest rates. Demand by individuals for shorter term municipal bonds, along with rising long-term interest rates brought the previously flat yield curve back to its more typical shape. The yield curve represents the difference in yield between long- and short-term bonds. Normally, the curve is sloped, representing the higher yield compensation that usually accompanies greater risk, long-term bonds.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 41 of this report.


In California, your fund was subject to the generally rising interest rates that put pressure on bond prices. For the six months ended December 31, 1999, Franklin California Intermediate-Term Tax-Free Income Fund's Class A share price declined 2.6%. Compared to the broader fixed-income market, however, the fund performed reasonably well. Over the same period, the 10-year Treasury bond price fell 4.85%, while the fund's benchmark, the Lehman Brothers Muni 10-Year Bond Index was off 2.51%.(2)


DIVIDEND DISTRIBUTIONS*
Franklin California Intermediate-Term
Tax-Free Income Fund - Class A
7/1/99 - 12/31/99

                                     DIVIDEND
MONTH                                PER SHARE
-----------------------------------------------
July                                 4.20 cents

August                               4.20 cents

September                            4.30 cents

October                              4.30 cents

November                             4.30 cents

December                             4.33 cents
-----------------------------------------------
TOTAL                               25.63 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.


PORTFOLIO BREAKDOWN
Franklin California Intermediate-Term
Tax-Free Income Fund
12/31/99

                          % OF TOTAL
                           LONG-TERM
SECTOR                    INVESTMENTS
-------------------------------------
Tax-Supported               38.4%

Subject to Government
Appropriation               17.9%

Utilities                   14.9%

Hospital & Health Care      11.9%

Prerefunded                  5.3%

Housing                      3.6%

Transportation               3.2%

General Obligation           2.1%

Higher Education             1.8%

Other Revenue                0.8%

Corporate-Backed             0.1%


2. Source: Lehman Brothers(R). Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.



WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off an older, original issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, and thus lower risk, prerefunded bonds usually experience a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


The reporting period was not a particularly active one for the fund. We sold prerefunded bonds seeking to capture their premium and meet cash needs. At the same time we also sold longer maturity, lower coupon bonds at a discount. In this way, we offset the gains from selling higher coupon bonds and avoided some capital gains taxes. The fund's purchases during the reporting period included San Francisco City and County bonds, which offered an attractive yield and insured status. Meanwhile, the rise in interest rates enabled the fund to increase its dividend by three-hundredths of a cent per share in December.

Compared to 1998's near-record issuance, national municipal bond supply decreased in 1999 and is expected to be approximately the same next year. With reduced supply, plus institutional and retail demand that should remain strong, the outlook is positive for the municipal bond market generally and the fund in particular.


This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


SIX-MONTH PERFORMANCE SUMMARY AS OF 12/31/99

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
Six-Month Total Return            -0.30%
Net Asset Value (NAV)             (12/31/99) $10.73      (6/30/99) $11.02
Change in NAV                     -$0.29
Distributions (7/1/99-12/31/99)   Dividend Income        $0.2563


FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

CLASS A: Subject to the maximum 2.25% initial sales charge. The fund's manager agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and the yield for the period would have been 4.42%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Directors.


ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99

                                                                                         INCEPTION
CLASS A                                                      1-YEAR        5-YEAR        (9/21/92)
--------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                   -1.40%        +38.46%        +51.32%

Average Annual Total Return(2)                               -3.60%        +6.23%         +5.53%

Distribution Rate(3)                            4.73%

Taxable Equivalent Distribution Rate(4)         8.63%

30-Day Standardized Yield(5)                    4.55%

Taxable Equivalent Yield(4)                     8.31%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.

3. Distribution rate is based on an annualization of the current 4.33 cent per share monthly dividend and the maximum offering price of $10.98 on December 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND




Your Fund's Goal: Franklin California Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in California. The fund is managed to maintain a $1.00 share price.(1)


For the six months under review, domestic economic growth accelerated well above the Federal Reserve Board's (the Fed's) targeted 3% long-term growth rate. Real gross domestic product (GDP) grew at blistering rates of 5.7% and 5.8% for the third and fourth quarters of 1999, respectively. Higher equity and real estate prices, increasing wages and a tight labor market spurred consumer spending, while a rebound in the manufacturing sector and improving international economic fundamentals also contributed to the expanding domestic economy.


1. There is no assurance that the fund's $1.00 per share price will be maintained. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 49 of this report.


However, this growth led to a moderate rise in inflation during the third quarter, as measured by the Consumer Price Index's (CPI's) increase from 2.00% in June to 2.60% in September.

The Fed responded to this strong growth and slightly higher inflation by increasing the federal funds target rate during the reporting period from 5.00% to 5.50%. In turn, bond prices dropped, but yields increased, a positive outcome for money market fund shareholders. In this environment, Franklin California Tax-Exempt Money Fund's seven-day effective yield moved up, from 3.05% on June 30, 1999, to 3.51% on December 31, 1999.

The portfolio's investment strategy continues to emphasize high quality and liquidity. We manage the fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase both first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. We eliminated our exposure to Japanese bank guarantees several years ago because of the problems these banks were having. This philosophy of purchasing securities only from what we believe are the most creditworthy institutions may result in lower returns compared to other money funds. However, the fund managers believe that the increased yield offered by lower-rated and less liquid securities does not justify the added risk to shareholders.

During the reporting period, the fund participated in several attractive deals including Riverside County commercial paper, California State general obligation bonds, Los Angeles Department of Water and Power Electric Plant Revenue commercial paper and California State Economic Development Financing Authority Revenue Independent System VRDNs.


This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND


PERFORMANCE SUMMARY
12/31/99



Seven-day effective yield(1)      3.51%
Seven-day annualized yield        3.45%
Taxable equivalent yield(2)       6.31%

(1) The seven-day effective yield assumes the compounding of daily dividends.

(2) Taxable equivalent yield assumes the 1999 maximum combined federal and California state personal income tax bracket of 45.22%, based on the federal income tax rate of 39.6%.

Annualized and effective yields are for the seven-day period ended December 31, 1999. The fund's average weighted maturity was 40 days. Yield reflects fluctuations in interest rates on portfolio investments, and fund expenses.

Past performance does not guarantee future results.



MUNICIPAL BOND RATINGS




MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.


Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights


FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                        CLASS A
                                                   ---------------------------------------------------
                                                     SIX MONTHS ENDED          YEAR ENDED JUNE 30,
                                                    DECEMBER 31, 1999+     ---------------------------
                                                       (UNAUDITED)            1999+            1998
                                                       -----------         -----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                   $    12.12          $    12.47       $    12.22
                                                       ----------          ----------       ----------
Income from investment operations:
 Net investment income                                        .31                 .61              .64
 Net realized and unrealized gains (losses)                  (.62)               (.26)             .37
                                                       ----------          ----------       ----------
Total from investment operations                             (.31)                .35             1.01
                                                       ----------          ----------       ----------
Less distributions from:
 Net investment income                                       (.31)               (.62)            (.64)
 In excess of net investment income                            --                (.01)              --
 Net realized gains                                            -- (a)            (.07)            (.12)
                                                       ----------          ----------       ----------
Total distributions                                          (.31)               (.70)            (.76)
                                                       ----------          ----------       ----------
Net asset value, end of period                         $    11.50          $    12.12       $    12.47
                                                       ==========          ==========       ==========


Total return*                                               (2.61%)              2.76%            8.38%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                      $1,635,928          $1,775,212       $1,717,489
Ratios to average net assets:
 Expenses                                                     .60%**              .60%             .60%
 Net investment income                                       5.16%**             4.91%            5.11%
Portfolio turnover rate                                     20.30%              15.53%           21.66%


                                                                          CLASS A
                                                                    YEAR ENDED JUNE 30,
                                                      --------------------------------------------
                                                         1997             1996             1995
                                                      ----------       ----------       ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                  $    12.01       $    11.95       $    11.74
Income from investment operations:
 Net investment income                                       .66              .67              .68
 Net realized and unrealized gains (losses)                  .21              .06              .20
                                                      ----------       ----------       -----------
Total from investment operations                             .87              .73              .88
                                                      ----------       ----------       -----------
Less distributions from:
 Net investment income                                      (.66)            (.67)            (.67)
 In excess of net investment income                           --               --               --
 Net realized gains                                           --               --               --
                                                      ----------       ----------       -----------
Total distributions                                         (.66)            (.67)            (.67)
                                                      ----------       ----------       -----------
Net asset value, end of period                        $    12.22       $    12.01       $     11.95
                                                      ==========       ==========       ===========


Total return*                                               7.41%            6.18%            7.80%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $1,635,543       $1,588,631       $1,468,080
Ratios to average net assets:
 Expenses                                                    .60%             .60%             .59%
 Net investment income                                      5.41%            5.50%            5.77%
Portfolio turnover rate                                    20.40%           14.22%           11.85%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. **Annualized.
+Based on average shares outstanding.
(a)The fund made a capital gain distribution of $.0016.


FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                      CLASS C
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 1999+   -----------------------------------------------------------
                                                    (UNAUDITED)         1999+        1998         1997         1996        1995++
                                                    -----------       --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                 $  12.20         $  12.55     $  12.29     $  12.07     $  11.99     $ 11.88
                                                     --------         --------     --------     --------     --------     -------
Income from investment operations:
 Net investment income                                    .27              .55          .58          .59          .60         .11
 Net realized and unrealized gains (losses)              (.62)            (.27)         .37          .22          .08         .10
                                                     --------         --------     --------     --------     --------     -------
Total from investment operations                         (.35)             .28          .95          .81          .68         .21
                                                     --------         --------     --------     --------     --------     -------
Less distributions from:
 Net investment income                                   (.27)            (.55)        (.57)        (.59)        (.60)       (.10)
 In excess of net investment income                        --             (.01)          --           --           --          --
 Net realized gains                                        --(a)          (.07)        (.12)          --           --          --
                                                     --------         --------     --------     --------     --------     -------
 Total distributions                                     (.27)            (.63)        (.69)        (.59)        (.60)       (.10)
                                                     --------         --------     --------     --------     --------     -------
Net asset value, end of period                       $  11.58         $  12.20     $  12.55     $  12.29     $  12.07     $ 11.99
                                                     ========         ========     ========     ========     ========     =======


Total return*                                           (2.86%)           2.16%        7.80%        6.86%        5.70%       1.79%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $ 72,191         $ 80,336     $ 55,371     $ 34,899     $ 18,458     $   507
Ratios to average net assets:
 Expenses                                                1.16%**          1.16%        1.16%        1.16%        1.17%       1.17%**
 Net investment income                                   4.60%**          4.35%        4.55%        4.81%        4.96%       5.03%**
Portfolio turnover rate                                 20.30%           15.53%       21.66%       20.40%       14.22%      11.85%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. **Annualized.
+Based on average shares outstanding.
++For the period May 1, 1995 (effective date) to June 30, 1995.
(a)The fund made a capital gain distribution of $.0016


                       See notes to financial statements.


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED)



                                                                                                          PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                            AMOUNT         VALUE
------------------------------------------------                                                          ----------       -----
LONG TERM INVESTMENTS 97.3%
BONDS 95.4%
ABAG Finance Authority For Nonprofit Corps. COP,
    Lincoln Child Center Inc., Insured, 6.125%, 11/01/24 ..............................................   $ 2,055,000   $ 1,999,885
    Lytton Gardens Inc., Insured, 6.00%, 2/15/30 ......................................................     3,500,000     3,386,250
    Odd Fellows Home, Insured, 6.00%, 8/15/24 .........................................................     5,000,000     4,789,150
ABAG Revenue, Tax Allocation, RDA Pool, Series A2, FSA Insured, 6.60%, 12/15/24 .......................    10,775,000    11,567,609
Alameda County COP, Municipal Custodial Receipts, Series 1, BIG Insured,
    Pre-Refunded, 7.25%, 12/01/07 .....................................................................     2,000,000     2,097,020
Alameda County Water District Revenue COP, Water Systems Project,
    FGIC Insured, Pre-Refunded, 6.00%, 6/01/20 ........................................................     1,000,000     1,068,680
Alhambra City Elementary School District, Series A, FSA Insured, 5.60%, 9/01/24 .......................     2,065,000     1,971,972
Alhambra COP, Police Facilities AD No. 91-1, AMBAC Insured, 6.75%, 9/01/23 ............................    10,730,000    11,232,164
Alvord USD, Series C, FSA Insured, 5.375%, 8/01/29 ....................................................     2,960,000     2,697,596
Anaheim PFA Revenue, Local Agency, CFD, Refunding, Series A, MBIA Insured, 5.75%, 9/01/14 .............     3,790,000     3,833,471
Arcadia USD, GO, Series B, FGIC Insured, 5.875%, 7/01/20 ..............................................     1,985,000     1,976,782
Arcata Joint Powers Financing Authority Tax Allocation Revenue, Community Development Project Loan,
  Series A, AMBAC Insured, 6.00%, 8/01/23 .............................................................     5,690,000     5,708,037
Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured, 5.80%, 12/01/22 ..............     1,080,000     1,062,461
Barstow RDA, Tax Allocation, Central Redevelopment Project, Series A, MBIA Insured, 6.25%, 9/01/22 ....     2,000,000     2,040,080
Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ...................................     1,500,000     1,478,520
Benicia COP, Water System Project, Refunding, AMBAC Insured, 6.125%, 11/01/17 .........................     2,995,000     3,034,804
Benicia USD, Series A, AMBAC Insured, Pre-Refunded, 6.85%, 8/01/16 ....................................     5,900,000     6,231,816
Brea Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ...........................................     1,000,000       963,320
Brea PFA Revenue, Tax Allocation, Redevelopment Project, Series A, MBIA Insured,
   7.00%, 8/01/15 .....................................................................................     1,520,000     1,599,146
   6.75%, 8/01/22 .....................................................................................     1,550,000     1,620,820
   7.00%, 8/01/23 .....................................................................................    11,965,000    12,554,516
Buellton USD, Series A, MBIA Insured, 6.375%, 7/01/17 .................................................     2,155,000     2,252,341
Burbank RDA, Tax Allocation, City Center Redevelopment Project, Refunding, Series A, FSA Insured,
 5.50%, 12/01/23 ......................................................................................     1,000,000       938,090
Burbank Waste Disposal Revenue, Series B, AMBAC Insured, 6.00%, 5/01/22 ...............................       665,000       665,931
Calabasas COP, Public Facilities Project,
   5.20%, 12/01/20 ....................................................................................       835,000       739,635
   5.25%, 12/01/28 ....................................................................................       500,000       428,155
Calaveras County Water District Revenue COP, Water and Sewer System Improvement Project, Refunding,
 AMBAC Insured, 6.00%, 5/01/16 ........................................................................     3,950,000     4,015,965
Calexico CRDA Revenue, Tax Allocation, Merged Central Business and Residential, Refunding, FSA Insured,
 5.85%, 8/01/15 .......................................................................................     1,795,000     1,815,284
Calexico USD, CFD No. 1, Special Tax, Refunding, AMBAC Insured, 5.60%, 9/01/17 ........................     2,930,000     2,871,869
California Educational Facilities Authority Revenue,
    Pomona College, Series B, 5.50%, 7/01/29 ..........................................................     4,455,000     4,154,466
    Pooled Facilities Program, MBIA Insured, 7.00%, 3/01/16 ...........................................     1,000,000     1,023,180
    Santa Clara University, MBIA Insured, Pre-Refunded, 5.75%, 9/01/21 ................................     2,575,000     2,742,736
    Stanford University, Refunding, Series O, 5.125%, 1/01/31 .........................................    14,830,000    12,882,969
    Stanford University, Series N, 5.25%, 12/01/26 ....................................................     6,450,000     5,760,431
    Stanford University, Series N, 5.35%, 6/01/27 .....................................................    21,250,000    19,428,663
    Stanford University, Series N, 5.20%, 12/01/27 ....................................................     6,780,000     5,999,283
    Stanford University, Series P, 5.00%, 12/01/23 ....................................................    15,500,000    13,491,355
    Student Loan Program, Series A, MBIA Insured 6.00%, 3/01/16 .......................................     4,000,000     4,016,400


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
California Health Facilities Financing Authority Revenue,
   Adventist Health Systems West, Series A, MBIA Insured,
   7.00%, 3/01/13 ......................................................       $ 3,000,000       $ 3,131,940
   Adventist Health Systems West, Series B, MBIA Insured,
   6.75%, 3/01/14 ......................................................         5,065,000         5,267,853
   Catholic Healthcare West, Refunding, Series A, MBIA Insured,
   6.00%, 7/01/17 ......................................................         5,000,000         5,056,250
   Catholic Healthcare West, Series A, 5.00%, 7/01/28 ..................        25,000,000        18,308,250
   Kaiser Permanente, Series A, 5.40%, 5/01/28 .........................        15,400,000        13,060,894
   Kaiser Permanente, Series B, 5.00%, 10/01/18 ........................         5,000,000         4,184,150
   Kaiser Permanente, Series B, 5.00%, 10/01/20 ........................         5,500,000         4,534,475
   Marin General Hospital, Series A, FSA Insured, Pre-Refunded,
   7.00%, 8/01/15 ......................................................         4,000,000         4,126,520
   Northern California Presbyterian, 5.40%, 7/01/28 ....................         5,000,000         4,262,050
   Orange County Health Facility, Series A, California Mortgage Insured,
   6.20%, 11/01/24 .....................................................         3,435,000         3,396,047
   San Diego Hospital Association, Refunding, Series A, MBIA Insured,
   6.20%, 8/01/20 ......................................................         4,850,000         4,905,387
   San Diego Hospital Association, Series A, MBIA Insured,
   6.20%, 8/01/12 ......................................................         2,425,000         2,547,244
   San Fernando Health Facility, Series A, CHFCLP Insured,
   5.25%, 6/01/23 ......................................................         2,760,000         2,359,579
   Scripps Memorial Hospital, Series A, MBIA Insured,
   6.40%, 10/01/12 .....................................................         3,500,000         3,700,480
   Sharp Temecula Hospital, MBIA Insured, Pre-Refunded,
   7.05%, 8/01/21 ......................................................         3,000,000         3,177,750
   Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/19 ...............         1,700,000         1,496,527
   Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/38 ...............         4,000,000         3,318,880
   The Help Group, CHFCLP Insured, 5.40%, 8/01/22 ......................         5,000,000         4,445,100
California HFAR,
   Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 ...............         5,250,000         5,200,860
   Series A, MBIA Insured, 7.15%, 8/01/11 ..............................         1,315,000         1,367,284
   Series A, MBIA Insured, 7.20%, 2/01/26 ..............................         3,450,000         3,578,099
   Series B, MBIA Insured, 6.80%, 8/01/11 ..............................         1,815,000         1,886,620
   Series B, MBIA Insured, 8.625%, 8/01/15 .............................           220,000           221,784
   Series K, AMBAC Insured, 6.25%, 8/01/27 .............................         5,895,000         5,905,198
California PCFA, PCR, Southern California Edison Co.,
   Refunding, Series A, MBIA Insured, 5.45%, 9/01/29 ...................         2,480,000         2,285,419
   Series C, MBIA Insured, 5.55%, 9/01/31 ..............................         4,800,000         4,393,872
California Public Capital Improvement Financing Authority Revenue,
   Pooled Projects, Series B, BIG Insured, 8.10%, 3/01/18 ..............         8,875,000         8,968,010
California Public School District Financing Authority Lease Revenue,
   Southern Kern USD, Refunding, Series B, FSA Insured, 5.90%,
   9/01/26 .............................................................           235,000           232,798
   Series B, FSA Insured, Pre-Refunded, 5.90%, 9/01/26 .................         1,615,000         1,733,832
California State Department of Water Resources Central Valley Project
   Water System Revenue, Refunding, Series Q, MBIA Insured, 5.375%,
   12/01/27 ............................................................        18,500,000        16,895,495
California State GO,
   5.00%, 10/01/27 .....................................................        30,790,000        26,319,908
   AMBAC Insured, 6.30%, 9/01/06 .......................................         9,000,000         9,734,040
   FGIC Insured, 6.00%, 5/01/20 ........................................           510,000           512,341
   FGIC Insured, Pre-Refunded, 6.00%, 5/01/20 ..........................         2,990,000         3,192,782
   FSA Insured, 5.50%, 9/01/29 .........................................        34,500,000        32,030,145
   MBIA Insured, 6.00%, 8/01/16 ........................................           210,000           213,633
   MBIA Insured, 6.00%, 10/01/21 .......................................            65,000            65,205
   MBIA Insured, 5.00%, 8/01/29 ........................................        20,250,000        17,239,433
   Refunding, FGIC Insured, 5.375%, 6/01/26 ............................         5,000,000         4,575,850
   Veterans Bonds, Series BH, FSA Insured, 5.40%, 12/01/16 .............         5,000,000         4,739,650


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                  PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California State HFAR, Home Mortgage, Series L, MBIA Insured,
    6.40%, 8/01/27 .....................................................       $ 7,865,000       $ 7,962,683
 California State Local Government Finance Authority Revenue,
 Marin Valley Mobile Country Club Park Acquisition,
    Senior Series A, FSA Insured, 5.80%, 10/01/20 ......................         4,275,000         4,218,741
 California State University, Fresno, Auxiliary Residence Student
    Project Revenue, MBIA Insured, 6.25%, 2/01/17 ......................         1,500,000         1,547,190
 California State University and Colleges Student Union Revenue,
    Bakersfield, Series A, MBIA Insured, 6.30%, 11/01/22 ...............         1,310,000         1,346,484
    San Bernardino, Series B, MBIA Insured, 6.30%, 2/01/22 .............         2,375,000         2,444,231
 California Statewide CDA,
    COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ..............        12,250,000        10,388,735
    COP, FSA Insured, 5.50%, 8/15/31 ...................................         5,000,000         4,568,450
    COP, Kaiser Permanente, 5.30%, 12/01/15 ............................        10,000,000         9,059,800
    COP, MBIA Insured, 5.00%, 4/01/18 ..................................         6,000,000         5,321,400
    Water and Wastewater Revenue, Pooled Financing Program, Series B,
    FSA Insured, 5.75%, 10/01/29 .......................................         1,465,000         1,420,244
 California Statewide CDA Revenue, COP, John Muir/Mt. Diablo
    Health System, MBIA Insured,
    5.125%, 8/15/22 ....................................................         5,000,000         4,405,900
    5.25%, 8/15/27 .....................................................         4,500,000         3,970,215
 Cambria Community Services District Revenue COP, Wastewater
 Treatment System Upgrade, MBIA Insured, 6.90%, 11/01/24 ...............         1,000,000         1,111,220
 Cambria Community Services District Water and Wastewater
    Revenue, Refunding, Series A, MBIA Insured,  6.00%, 5/01/15 ........         1,330,000         1,364,686
 Campbell COP, Civic Center Project, Refunding, MBIA Insured,
    5.25%, 10/01/28 ....................................................         1,000,000           886,570
 Campbell USD, Series C, FGIC Insured,
    5.65%, 8/01/17 .....................................................         1,000,000           985,720
    5.75%, 6/01/22 .....................................................         1,000,000           977,780
 Carpinteria Sanitary District Capital Facilities Revenue, FGIC
    Insured, 6.25%, 7/01/14 ............................................         2,485,000         2,604,752
 Central Coast Water Authority Revenue, State Water Project
    Regional Facilities, AMBAC Insured, Pre-Refunded,
    6.50%, 10/01/14 ....................................................         2,500,000         2,671,525
    6.60%, 10/01/22 ....................................................         4,650,000         4,980,894
 Chico PFA Revenue, Southeast Chico Redevelopment Project,
    Series A, FGIC Insured, 6.625%, 4/01/21 ............................           815,000           834,527
 Chino Basin Regional Financing Authority Revenue, Municipal
    Water District, Sewer System Project, Refunding, AMBAC Insured,
    6.00%, 8/01/16 .....................................................         2,000,000         2,034,600
 Chino COP, RDA, Water System Improvement Project, Refunding,
    AMBAC Insured, 6.20%, 9/01/18 ......................................         3,590,000         3,681,868
 Chula Visa Elementary School District COP, MBIA Insured,
    6.60%, 8/01/16 .....................................................         2,940,000         3,031,699
 Chula Vista PFA, Local Agency Revenue, Series 1995-A, FSA
    Insured, 6.125%, 9/02/14 ...........................................         3,875,000         4,069,641
 Clovis PFA, Refuse Disposal Revenue, Landfill Improvement
    Project, AMBAC Insured, 5.00%, 9/01/18 .............................         1,000,000           890,630
 Coachella Valley Recreation and Park District 1915 Act, Reassessment
    District 9, Refunding, MBIA Insured, 6.20%, 9/02/16 ................         1,500,000         1,555,215
 Colton GO, Joint USD, CFD, Special Tax, Southridge Village,
    Phase III, Refunding, FSA Insured, 5.90%, 9/01/14 ..................            45,000            45,031
 Compton Sewer Revenue, Refunding, MBIA Insured, 5.375%, 9/01/23 .......         2,000,000         1,845,320
 Contra Costa Mosquito Abatement District COP, Public Improvements
    Project, Refunding, FSA Insured, 6.25%, 2/01/06 ....................         1,695,000         1,730,748
 Culver City USD, GO, MBIA Insured,
    5.125%, 8/01/37 ....................................................           650,000           556,101
    5.20%, 8/01/38 .....................................................         4,285,000         3,709,225
 Davis Joint USD, CFD, Special Tax, No. 1, Refunding, MBIA Insured,
    5.50%, 8/15/21 .....................................................         7,000,000         6,602,960
 Del Norte County COP, Capital Improvement Program, MBIA Insured,
    5.40%, 6/01/19 .....................................................         2,150,000         2,007,799



FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Delano USD,
    COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ............       $ 1,620,000       $ 1,449,949
    Series A, FSA Insured, Pre-Refunded, 6.10%, 5/01/17 ................         1,105,000         1,120,890
 Dinuba RDA, Tax Allocation, Redevelopment Project No. 2, Refunding,
    Series A, MBIA Insured, 5.40%, 9/01/27 .............................         3,190,000         2,885,291
 Dublin-San Ramon Services District COP, AMBAC Insured, Pre-Refunded,
    7.00%, 12/01/20 ....................................................         4,155,000         4,347,418
 East Bay MUD,
    Wastewater Treatment System Revenue, AMBAC Insured,
    Pre-Refunded, 7.20%, 6/01/20 .......................................         2,000,000         2,065,260
    Water System Revenue, MBIA Insured, Pre-Refunded, 7.50%,
    6/01/18 ............................................................         5,000,000         5,169,150
    Water System Revenue, Refunding, FGIC Insured, 6.00%, 6/01/20 ......         6,900,000         6,923,322
 East Side UHSD, Santa Clara County, Series D, FGIC Insured,
    5.75%, 9/01/17 .....................................................         1,200,000         1,195,944
 Eastern Municipal Water District, Water and Sewer Revenue COP,
    Refunding, Series A, FGIC Insured, 6.30%, 7/01/20 ..................         1,400,000         1,431,528
 El Cerrito RDA, Tax Allocation, Redevelopment Project,
    Series A, FSA Insured, Pre-Refunded, 6.80%, 7/01/19 ................         5,960,000         6,158,945
 El Dorado County Public Agency Financing Authority Revenue,
    FGIC Insured, 5.50%,
    2/15/16 ............................................................         2,250,000         2,195,888
    2/15/21 ............................................................         3,500,000         3,303,790
 El Monte Water Authority Revenue, Water System Project,
    AMBAC Insured, 5.60%,
    9/01/29 ............................................................         3,000,000         2,846,280
    9/01/34 ............................................................         1,800,000         1,697,796
 Emeryville PFA Revenue, Shellmound Park Redevelopment and
    Housing Project, Series B, MBIA Insured,
     5.00%, 9/01/19 ....................................................         5,500,000         4,869,700
 Fairfield PFA Revenue, Municipal Park, ID No. 1, FGIC Insured,
    Pre-Refunded, 6.30%, 7/01/23 .......................................         4,750,000         5,034,193
 Fillmore USD, Series A, FGIC Insured, 5.60%, 7/01/22 ..................         5,645,000         5,415,192
 Folsom PFA Revenue, Refunding, AMBAC Insured, 6.00%,
    10/01/08 ...........................................................         2,000,000         2,095,860
    10/01/12 ...........................................................         1,000,000         1,047,140
    10/01/19 ...........................................................         3,400,000         3,416,286
 Fontana RDA, Tax Allocation, Southwest Industrial Park Project,
    FGIC Insured, Pre-Refunded, 6.125%, 9/01/25 ........................         5,850,000         6,245,694
 Fresno COP, City Hall Refinancing Project, AMBAC Insured,
    6.25%, 8/01/19 .....................................................         1,000,000         1,016,590
 Fresno USD, GO,
    Refunding, Series C, MBIA Insured, 5.90%, 2/01/20 ..................         2,065,000         2,089,202
    Refunding, Series C, MBIA Insured, 5.90%, 8/01/22 ..................         3,000,000         3,037,350
    Series B, FSA Insured, 5.875%, 8/01/20 .............................         1,405,000         1,399,113
    Series B, FSA Insured, ETM, 5.875%, 8/01/20 ........................         2,595,000         2,605,665
 Fruitvale School District, Series B, MBIA Insured, 6.00%, 8/01/20 .....         1,780,000         1,786,248
 Glendale Hospital Revenue, Adventist Health, Refunding,
    Series A, MBIA Insured, 6.75%, 3/01/13 .............................         1,000,000         1,040,630
 Glendale RDA, Tax Allocation, Central Glendale Redevelopment Project,
    Refunding, AMBAC Insured, 6.00%, 12/01/20 ..........................         9,775,000         9,817,717
 Glendale USD, Series C, FSA Insured, 5.50%, 9/01/24 ...................         2,750,000         2,573,945
 Grossmont UHSD, COP, FSA Insured, 5.75%, 9/01/26 ......................         2,250,000         2,184,165
 Gustine USD, COP, FSA Insured, 5.00%, 2/01/29 .........................         3,210,000         2,735,755
 Hawthorne CDA, Tax Allocation, Project Area No 2, Refunding,
    MBIA Insured, 5.00%, 9/01/18 .......................................         2,265,000         2,017,277
 Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%,
    4/01/27 ............................................................         1,250,000         1,233,975
 Hercules COP, Capital Improvement Projects, Refunding, AMBAC
    Insured, 6.00%, 6/01/15 ............................................         1,000,000         1,024,360
 Hesperia Water District COP, Water Facilities Improvement Projects,
    FGIC Insured, Pre-Refunded, 7.15%, 6/01/26 .........................         3,425,000         3,620,842
 Imperial Irrigation District COP,
    California Water Systems Project, AMBAC Insured,
    5.75%, 7/01/16 .....................................................         5,050,000         5,056,666
    Electric System Project, MBIA Insured, Pre-Refunded,
    6.00%, 11/01/15 ....................................................        13,375,000        14,348,299


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 .........................       $ 1,600,000       $ 1,523,136
 Kern County High School District, FSA Insured, ETM, 6.625%,
    8/01/14 ............................................................         1,535,000         1,699,966
    8/01/15 ............................................................         1,400,000         1,552,376
 La Mirada RDA, Industrial Commercial Redevelopment Project,
    Series A, MBIA Insured, 6.60%, 8/15/21 .............................         3,080,000         3,173,201
 La Quinta RDA, Tax Allocation, Redevelopment Project Areas
    No. 1 and 2, MBIA Insured, 6.00%, 9/01/25 ..........................         6,650,000         6,665,561
 Lake Arrowhead Community Services District COP,
    FGIC Insured, 6.50%, 6/01/15 .......................................         8,785,000         9,254,119
    FGIC Insured, Pre-Refunded, 6.50%, 6/01/15 .........................         5,215,000         5,543,701
    Refunding, FGIC Insured, 6.125%, 6/01/05 ...........................         7,600,000         7,989,804
 Lake Elsinore PFA, Tax Allocation Revenue, Lake Elsinore
    Redevelopment Projects,
    Series A, FGIC Insured, 6.25%, 2/01/19 .............................         1,255,000         1,282,121
    Series C, FGIC Insured, 6.625%, 2/01/17 ............................        12,840,000        13,120,939
 Lakewood PFA, Water Revenue, FGIC Insured, 5.70%, 4/01/16 .............         2,485,000         2,476,949
 Lakewood RDA, Tax Allocation, Redevelopment Project No.1,
    Refunding, Series A, FSA Insured, 6.50%, 9/01/17 ...................         3,000,000         3,164,520
 Lancaster RDA, Tax Allocation, Lancaster Redevelopment Project
    No.5, Refunding, MBIA Insured, 6.85%, 2/01/19 ......................        11,245,000        11,680,744
 Lincoln USD, CFD No. 1, AMBAC Insured, Pre-Refunded,
    6.90%, 9/01/21 .....................................................         2,425,000         2,567,736
 Lodi COP,
    1996 Public Improvement Financing Project, MBIA Insured,
    5.90%, 10/01/16 ....................................................         3,605,000         3,646,313
    Wastewater Treatment Project, Refunding, AMBAC Insured,
    6.70%, 8/01/26 .....................................................         8,800,000         9,539,200
 Lodi Electric System Revenue COP, Series A, MBIA Insured,
    5.50%, 1/15/32 .....................................................         4,000,000         3,674,360
 Long Beach Harbor Revenue,
    5.125%, 5/15/18 ....................................................         3,625,000         3,226,540
    MBIA Insured, 5.25%, 5/15/25 .......................................        25,000,000        21,780,750
 Los Angeles COP,
    Department of Public Social Services, Series B, AMBAC Insured,
    5.85%, 8/01/31 .....................................................         1,000,000           973,300
    San Pedro Peninsula Hospital Project, Refunding, AMBAC Insured,
    6.25%, 5/01/15 .....................................................         5,825,000         6,032,545
 Los Angeles County Capital Assets Leasing Corp. Leasehold Revenue,
    Refunding, AMBAC Insured, 6.00%,
    12/01/16 ...........................................................         3,000,000         3,040,410
 Los Angeles County MTA, Sales Tax Revenue, Proposition A,
    First Tier, Refunding, Senior Series A, MBIA Insured,
    5.25%, 7/01/27 .....................................................         9,370,000         8,325,901
 Los Angeles County Transportation Commission Sales Tax Revenue,
    Series B, FGIC Insured,
    6.50%, 7/01/15 .....................................................         5,025,000         5,231,829
    Series B, FGIC Insured, 6.50%, 7/01/13 .............................         2,740,000         2,859,628
 Los Angeles Department of Water and Power Electric Plant Revenue,
    FGIC Insured, 6.125%, 1/15/33 ......................................        17,215,000        17,291,951
    Refunding, FGIC Insured, 6.00%, 2/01/28 ............................         3,500,000         3,507,665
 Los Angeles Department of Water and Power Waterworks Revenue, Second
    Issue, FGIC Insured, 6.40%, 11/01/31 ...............................         6,875,000         7,245,975
 Los Angeles Harbor Department Revenue, Series B,
    AMBAC Insured, 6.60%, 8/01/14 ......................................         3,790,000         4,003,112
    AMBAC Insured, 6.60%, 8/01/15 ......................................         2,000,000         2,108,980
    MBIA Insured, 6.20%, 8/01/25 .......................................         2,500,000         2,516,350
 Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%,
    7/01/22 ............................................................         2,000,000         2,030,840
 Los Angeles Wastewater System Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 12/01/18 .................        12,100,000        12,170,180
    Series B, AMBAC Insured, 6.00%, 6/01/22 ............................         3,250,000         3,258,483
 Lucia Mar USD, GO, Series A, FGIC Insured, 5.40%, 8/01/22 .............         3,290,000         3,036,012


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Lynwood PFA,
    Tax Allocation, Area A Project, Series A, FSA Insured, 5.85%,
    9/01/18 ............................................................       $ 1,765,000       $ 1,749,027
    Water Revenue, Water System Improvement Project, MBIA Insured,
    5.85%, 6/01/22 .....................................................           665,000           650,350
    Water Revenue, Water System Improvement Project, MBIA Insured,
    5.90%, 6/01/29 .....................................................         3,105,000         3,032,809
 Lynwood PFA Revenue, Series A, AMBAC Insured, 5.75%, 9/01/18 ..........         4,000,000         3,963,560
 Manteca Financing Authority Tax Allocation Revenue, MBIA Insured,
    5.10%, 10/01/26 ....................................................           500,000           432,070
 Menlo Park CDA, Tax Allocation, Las Pulgas Community Development
    Project, Refunding, AMBAC Insured, 5.375%, 6/01/22 .................        10,000,000         9,200,100
 Mesa Construction Water District COP, Water Project, FGIC Insured,
    Pre-Refunded, 6.40%, 3/15/18 .......................................         5,600,000         5,921,104
 Metropolitan Water District Revenue, Southern California Waterworks,
    Series A, MBIA Insured,
    5.50%, 7/01/25 .....................................................         8,750,000         8,171,538
    5.00%, 7/01/30 .....................................................         7,025,000         5,969,494
 Millbrae COP, Police Department Expansion, AMBAC Insured,
    5.875%, 3/01/24 ....................................................         1,025,000         1,008,672
 Modesto Health Facilities Revenue, Memorial Hospital Association,
    Refunding, Series A, MBIA Insured, 6.00%, 6/01/18 ..................         5,565,000         5,595,162
    Series 1991, MBIA Insured, Pre-Refunded, 6.875%, 6/01/21 ...........         1,500,000         1,580,310
 Modesto Irrigation District COP, Refunding and Capital Improvement
    Projects, Series A, MBIA Insured,
    Pre-Refunded, 6.00%, 10/01/21 ......................................         3,000,000         3,081,810
 Modesto Irrigation District Financing Authority Revenue, Domestic
    Water Project, Series C, AMBAC Insured,
    Pre-Refunded, 5.75%, 9/01/22 .......................................         2,500,000         2,658,325
 Modesto Wastewater Treatment Facility Revenue, MBIA Insured,
    5.75%, 11/01/22 ....................................................        14,375,000        14,052,281
 Montclair RDA, Tax Allocation, Redevelopment Project, Area No. 3,
    Refunding, AMBAC Insured, 5.40%, 12/01/17 ..........................         4,380,000         4,195,602
 Montebello Community RDA, Tax Allocation,
    Housing, Series A, FSA Insured, 5.45%, 9/01/19 .....................         1,100,000         1,039,104
    Montebello Hills Redevelopment Project, Refunding, MBIA Insured,
    5.60%, 3/01/19 .....................................................         2,460,000         2,381,255
 Montebello USD, COP, Series B, MBIA Insured, Pre-Refunded, 7.25%,
    6/01/10 ............................................................           720,000           742,061
 Moreno Valley PFA, Lease Revenue, AMBAC Insured, 5.50%, 11/01/22 ......         1,000,000           940,560
 Moulton Niguel Water District, AMBAC Insured, Pre-Refunded, 7.25%,
    4/01/16 ............................................................         1,420,000         1,459,391
 Mount Diablo USD, CFD No. 1, Special Tax,
    AMBAC Insured, 6.25%, 8/01/14 ......................................           500,000           522,580
    FSA Insured, 6.00%, 8/01/24 ........................................         1,000,000         1,002,960
    Refunding, AMBAC Insured, 5.75%, 8/01/15 ...........................         1,000,000         1,005,430
    Refunding, AMBAC Insured, 5.75%, 8/01/16 ...........................         2,270,000         2,272,633
    Refunding, AMBAC Insured, 5.375%, 8/01/19 ..........................         7,290,000         6,864,920
 Mountain View COP, Capital Improvement Financing Authority
    Revenue, City Hall/Community Theatre,
    MBIA Insured, 6.50%, 8/01/16 .......................................         1,500,000         1,566,420
 Murrieta Water PFA, Special Tax Revenue, senior lien, Refunding,
    Series A, FSA Insured,
    5.60%, 10/01/15 ....................................................         1,235,000         1,227,232
    5.70%, 10/01/21 ....................................................         2,630,000         2,559,490
 National City Joint Powers Authority Lease Revenue, National City Police
    Facilities Project, AMBAC Insured,
    Pre-Refunded, 6.75%, 10/01/17 ......................................         2,000,000         2,099,920
 Nevada Irrigation District Revenue COP, Cascade Bench Flume Project,
    MBIA Insured, 5.50%, 1/01/17 .......................................         4,600,000         4,461,770
 North City West School Facilities Financing Authority Special Tax,
    Refunding, Series B, FSA Insured,
    5.75%, 9/01/15 .....................................................         1,260,000         1,267,573
    6.00%, 9/01/19 .....................................................         2,500,000         2,519,900


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Northern California Power Agency Multiple Capital Facilities Revenue,
    Series A, MBIA Insured
    6.50%, 8/01/12 .....................................................       $ 2,840,000       $ 3,010,627
    Pre-Refunded, 6.50%, 8/01/12 .......................................         2,160,000         2,302,258
 Northern California Public Power Agency Revenue,
    AMBAC Insured, Pre-Refunded, 7.50%, 7/01/23 ........................         3,200,000         3,841,088
    Hydroelectric Project No. 1, Refunding, Series A, MBIA Insured,
    5.50%, 7/01/23 .....................................................         4,000,000         3,740,240
 Northern California Transmission Revenue, California/Oregon
    Transmission Project, Series A, MBIA Insured,
    6.25%, 5/01/10 .....................................................         2,500,000         2,622,775
    6.50%, 5/01/16 .....................................................         4,000,000         4,204,600
    6.00%, 5/01/24 .....................................................        18,335,000        18,341,051
    Pre-Refunded, 7.00%, 5/01/10 .......................................         4,000,000         4,099,040
 Norwalk Community Facilities Financing Authority Lease Revenue,
    MBIA Insured, Pre-Refunded, 6.90%, 2/01/21 .........................         5,810,000         5,935,728
 Oakland Revenue, 1800 Harrison Foundation, Refunding, Series A,
    AMBAC Insured, 6.00%, 1/01/29 ......................................        10,000,000        10,022,200
 Oceanside Community Development Commission COP, Public Parking
    Project, FSA Insured, Pre-Refunded,
    7.875%, 4/01/19 ....................................................         3,940,000         4,484,902
 Oceanside COP,
    Corporation Yard Project Financing, AMBAC Insured,
    Pre-Refunded, 7.30%, 8/01/21 .......................................         4,715,000         5,116,199
    Oceanside Civic Center Project, Refunding, MBIA Insured,
    5.75%, 8/01/15 .....................................................         1,000,000         1,005,430
    Waste Reuse Association Finance Project, Series A,
    AMBAC Insured, Pre-Refunded, 6.50%, 10/01/17 .......................         5,000,000         5,343,050
 Ontario Redevelopment Financing Authority Revenue, Ontario
    Redevelopment Project No. 1, MBIA Insured,
    ETM, 5.80%, 8/01/23 ................................................        10,000,000        10,213,900
 Orange County COP, Juvenile Justice Center Facilities, Refunding,
    AMBAC Insured,
    6.375%, 6/01/11 ....................................................         4,770,000         5,029,202
    6.00%, 6/01/17 .....................................................         5,000,000         5,041,900
 Orange County Financing Authority Tax Allocation Revenue, Refunding,
    Series A, MBIA Insured, 6.50%, 9/01/22 .............................         3,500,000         3,627,925
 Oroville PFA, Tax Allocation Revenue, Oroville Redevelopment
    Project No. 1, AMBAC Insured,
    5.90%, 9/15/21 .....................................................         1,245,000         1,241,850
    6.10%, 9/15/23 .....................................................         2,885,000         2,912,869
 Oxnard COP, AMBAC Insured, 4.75%, 6/01/28 .............................         1,545,000         1,242,134
 Oxnard Financing Authority Solid Waste Revenue, AMBAC Insured,
    6.00%, 5/01/16 .....................................................         5,000,000         5,037,750
 Oxnard UHSD, Series B, FSA Insured, ETM, 5.875%, 8/01/27 ..............         3,615,000         3,568,656
 Pajaro Valley USD, COP, School Facilities Bridge Funding Program,
    FSA Insured, 5.75%, 9/01/17 ........................................         1,250,000         1,245,775
 Palm Desert Financing Authority Tax Allocation Revenue, Project Area
    No. 2, Series A, MBIA Insured,
    5.95%, 8/01/24 .....................................................         2,490,000         2,489,876
    5.85%, 8/01/25 .....................................................         1,380,000         1,360,128
 Palm Springs USD,
    Series C, MBIA Insured, 6.125%, 2/01/20 ............................           500,000           504,625
    Series D, FGIC Insured, 5.90%, 2/01/21 .............................         1,000,000           997,560
 Paramount USD, COP, Master Lease Program, FSA Insured,
    6.30%, 9/01/26 .....................................................         4,750,000         4,874,070
 Parlier USD, Series B, AMBAC Insured, 6.00%, 6/01/16 ..................         1,130,000         1,153,832
 Pasadena USD, GO, Series B, FGIC Insured, 5.25%, 7/01/24 ..............         1,000,000           896,140
 Petaluma COP, Refunding, Series A, AMBAC Insured, 5.625%, 8/01/13 .....         1,000,000         1,008,740
 Pico Rivera PFAR, Water Enterprise Project, Series A, FGIC Insured,
 Pre-Refunded, 6.00%, 12/01/17 .........................................         8,000,000         8,463,600
 Pinole RDA, Tax Allocation, Pinole Vista Redevelopment Project,
    Series A, MBIA Insured, Pre-Refunded,
    6.125%, 8/01/17 ....................................................         1,000,000         1,044,570


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Placer County COP,
    Administrative and Emergency Services, MBIA Insured, 5.65%, 6/01/24        $ 4,000,000       $ 3,846,280
    Jail Kitchen Project, MBIA Insured, Pre-Refunded, 6.90%, 10/01/21 ..         3,745,000         4,156,201
 Placer County Water Agency COP, FSA Insured, 5.90%, 7/01/25 ...........         2,350,000         2,331,623
 Pleasant Hill RDA, Tax Allocation, Pleasant Hill Commons Project, Refunding,
    FSA Insured, 6.90%, 7/01/21 ........................................         5,500,000         5,756,795
 Porterville COP,
    Refunding, AMBAC Insured, Sewer System Refining Project, 5.25%, 10/01/23     5,000,000         4,493,200
    Sewer System and Improvement Project, Refunding, AMBAC Insured,
      6.30%, 10/01/18 ..................................................        11,010,000        11,482,660
 Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project,
    Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 ....................         2,000,000         1,767,760
    Refunding, FSA Insured, 5.25%, 9/01/20 .............................         2,500,000         2,257,550
 Redding Electrical System Revenue COP, Refunding, Series A, FGIC Insured,
    5.50%, 6/01/11 .....................................................         5,000,000         5,057,900
 Redding Joint Powers Financing Authority Lease Revenue, Civic Center
 Project, Series A, MBIA Insured,
    5.75%, 3/01/19 .....................................................         3,090,000         3,043,928
    5.25%, 3/01/26 .....................................................            75,000            66,803
 Redding RDA, Tax Allocation, Hilltop Cypress Redevelopment Notes,
    Series C, FSA Insured, 6.00%, 9/01/22 ..............................         2,120,000         2,126,848
 Redlands USD, Series B, FSA Insured, 6.25%, 6/01/19 ...................         2,115,000         2,161,784
 Redwood City PFA, Local Agency Revenue, Series A, AMBAC Insured,
    6.50%, 7/15/11 .....................................................         1,270,000         1,327,925
    Pre-Refunded, 6.50%, 7/15/11 .......................................         1,475,000         1,548,986
 Richgrove Elementary School District COP, Construction and Refinancing
 Project, FSA Insured, 5.30%, 12/01/28 .................................         2,355,000         2,123,904
 Riverside County COP, Historic Courthouse, MBIA Insured, 5.875%, 11/01/27       3,000,000         2,961,270
 Riverside RDA, Lease Revenue, Series A, AMBAC Insured,
    6.375%, 10/01/23 ...................................................        12,540,000        12,978,398
    6.50%, 10/01/24 ....................................................         2,000,000         2,099,660
 Romona Municipal Water District COP, Refunding, AMBAC Insured,
    7.20%, 10/01/10 ....................................................         3,000,000         3,116,880
 Rubidoux Community Services District COP, Water System Improvement
    Project, AMBAC Insured, Pre-Refunded,
     6.20%, 12/01/14 ...................................................         2,510,000         2,668,983
 Sacramento Area Flood Control Agency Special Assessment,
    Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16 ....................         1,000,000         1,004,700
    Capital AD No. 2, FGIC Insured, 5.375%, 10/01/25 ...................         1,000,000           917,260
    Operation and Maintenance, FGIC Insured, 5.80%, 11/01/16 ...........         1,475,000         1,481,933
    Operation and Maintenance, FGIC Insured, 5.90%, 11/01/25 ...........         2,690,000         2,668,588
 Sacramento County Airport System Revenue, Series A, MBIA Insured,
    6.00%, 7/01/17 .....................................................         5,920,000         5,931,662
 Sacramento MUD, Electric Revenue,
    Series E, MBIA Insured, 5.75%, 5/15/22 .............................         4,250,000         4,155,565
    Series I, MBIA Insured, 6.00%, 1/01/24 .............................         4,000,000         4,009,920
    Series J, AMBAC Insured, 5.50%, 8/15/21 ............................         8,485,000         8,003,731
 Sacramento RDA, Tax Allocation,
    Merged Downtown Redevelopment Project, Series A, MBIA Insured,
    Pre-Refunded, 6.50%, 11/01/13 ......................................         1,835,000         1,908,198
    Series A, MBIA Insured, 6.50%, 11/01/13 ............................           165,000           170,679
 Saddleback Community College District COP, 1996 Capital Improvement
    Financing Project, MBIA Insured, 5.50%, 6/01/15 ....................         3,200,000         3,147,648
 Saddleback Valley USD, PFA, Special Tax Revenue, Refunding, Series A,
    FSA Insured, 5.65%, 9/01/17 ........................................         3,500,000         3,449,775
 San Bernardino County COP, 1997 Public Improvement Financing Project,
    MBIA Insured, 5.25%, 10/01/25 ......................................         7,000,000         6,248,270


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 San Bernardino County Mortgage Revenue, Don Miguel Apartments
 Project, Refunding, MBIA Insured, 6.40%, 3/01/25 ......................       $ 5,680,000       $ 5,753,045
 San Bernardino Joint Powers Financing Authority Revenue, Tax Allocation,
    Northwest Redevelopment Project, Series E, MBIA Insured, Pre-Refunded,
      7.375%, 1/01/15 ..................................................         1,965,000         2,004,300
    Southeast Industrial Park, Series F, MBIA Insured, Pre-Refunded,
      7.375%, 3/01/14 ..................................................         3,515,000         3,603,613
 San Bernardino Municipal Water Department COP, FGIC Insured,
    6.25%, 2/01/17 .....................................................         5,750,000         5,972,813
 San Bernardino RDA, Capital Appreciation, Series B, AMBAC Insured,
    7.70%, 1/10/09 .....................................................         2,382,000         5,087,571
 San Buenaventura COP, Water Project, AMBAC Insured, Pre-Refunded,
    7.50%, 10/01/20 ....................................................         2,000,000         2,090,180
 San Buenaventura Public Facilities Financing Authority Lease Revenue,
    Refunding,  FSA Insured, 5.75%, 6/01/14 ............................         2,250,000         2,278,260
 San Carlos School District GO, MBIA Insured, 5.50%, 10/01/24 ..........         2,110,000         1,974,686
 San Diego Community College District COP, Series 1991, MBIA Insured,
    6.50%, 12/01/12 ....................................................         2,000,000         2,102,140
 San Diego IDR, San Diego Gas and Electric, Custodial Receipts, Series A,
    AMBAC Insured, 6.40%, 9/01/18 ......................................         1,650,000         1,725,917
 San Diego Mortgage Revenue, University Canyon North, Refunding, Series A,
    MBIA Insured, 5.125%, 7/01/03 ......................................           155,000           155,470
 San Diego Public Facilities Financing Authority Sewer Revenue, Series B,
    FGIC Insured, 5.25%, 5/15/27 .......................................         2,950,000         2,621,695
 San Francisco BART District Sales Tax Revenue, FGIC Insured,
    5.50%, 7/01/15 .....................................................         2,000,000         1,967,260
    5.50%, 7/01/26 .....................................................         6,500,000         6,030,895
    5.50%, 7/01/34 .....................................................        12,000,000        11,048,640
    Pre-Refunded, 6.60%, 7/01/12 .......................................         2,580,000         2,711,193
 San Francisco City and County Airport Commission International
 Airport Revenue,
    Issue 5, Second Series, FGIC insured, 6.50%, 5/01/24 ...............         6,900,000         7,118,799
    Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 ..............         3,500,000         3,531,080
    Issue 9B, Second Series, FGIC Insured, Pre-Refunded, 6.00%, 5/01/25          6,400,000         6,815,488
    Issue 11, Second Series, FGIC Insured, 6.00%, 5/01/11 ..............         2,105,000         2,178,528
    Issue 16A, Second Series, FSA Insured, 5.00%, 5/01/29 ..............        10,000,000         8,351,500
 San Francisco City and County RDA, MFHR, 1045 Mission Apartments,
    Series C, GNMA Secured, 5.35%, 12/20/40 ............................         7,215,000         6,231,235
 San Francisco City and County Sewer Revenue, Refunding, AMBAC Insured,
    6.00%, 10/01/11 ....................................................         2,000,000         2,095,860
 San Gabriel USD, COP, Facilities Development Program, Series A,
    FSA Insured,
    6.00%, 9/01/15 .....................................................         1,000,000         1,030,180
 San Jacinto USD, COP, Refunding Project, AMBAC Insured, 6.50%,
    10/01/23 ...........................................................         3,000,000         3,205,830
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    Refunding, Series A, MBIA Insured,
    5.375%, 1/15/29 ....................................................         8,500,000         7,751,915
    5.25%, 1/15/30 .....................................................         9,000,000         7,940,970
 San Jose Financing Authority Revenue, Convention Project, Series C, FSA
    Insured, 6.40%, 9/01/17 ............................................         8,740,000         9,088,202
 San Leandro COP, Library and Fire Stations Financing, AMBAC Insured,
    5.75%, 11/01/29 ....................................................         5,000,000         4,847,150
 San Luis Water Districts Revenue COP, Refunding and Capital Improvement
    Project, AMBAC Insured, 5.50%, 11/01/16 ............................         1,260,000         1,228,865
 San Mateo County Joint Powers Financing Authority Lease Revenue, San Mateo
    County Health Care Center,
    Series A, FSA Insured, Pre-Refunded, 5.75%, 7/15/22 ................         2,750,000         2,914,533
 San Mateo-Foster City School District, FGIC Insured, 5.00%, 8/01/23 ...         1,000,000           867,860
 San Ramon COP,
    Capital Improvement Project, Refunding, AMBAC Insured, 7.05%, 3/01/21       12,070,000        12,582,492
    Central Park Expansion Project, FSA Insured, Pre-Refunded,
      7.20%, 2/01/25 ...................................................         5,110,000         5,719,265
 Sanger PFA Revenue, Utility System Financing, Series A, AMBAC Insured,
    5.70%, 1/01/22 .....................................................         5,935,000         5,768,464
 Sanger USD, Series A, FSA Insured, ETM, 5.60%, 8/01/14 ................         1,000,000         1,013,300
 Santa Ana COP, Parking Facilities Project, Refunding, Series A, AMBAC
    Insured, 6.125%, 6/01/16 ...........................................         3,250,000         3,316,300
 Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24      1,000,000         1,008,200
 Santa Ana HMR, Series A, FGIC Insured, 8.875%, 6/01/17 ................             5,000             5,173



FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Santa Barbara COP,
    Municipal Improvement Program, Refunding, AMBAC Insured,
      6.15%, 8/01/17 ...................................................       $ 3,575,000       $ 3,656,045
    Water Systems Improvement Project, Refunding, AMBAC Insured,
      6.70%, 4/01/27 ...................................................         6,500,000         6,830,070
 Santa Clara County COP,
    Board of Education Partners, Administration Building Project, Series A,
      MBIA Insured, 6.00%, 4/01/25 .....................................         1,555,000         1,557,597
    Capital Project I, Refunding, AMBAC Insured, 6.25%, 10/01/16 .......         4,500,000         4,662,405
 Santa Clara Electric Revenue, Series A, MBIA Insured, Pre-Refunded,
    6.50%, 7/01/21 .....................................................         1,350,000         1,416,731
 Santa Clara RDA, Tax Allocation, Bayshore North Project, AMBAC Insured,
    7.50%, 6/01/08 .....................................................           900,000           910,818
 Santa Cruz County COP, Sub-Joint Wastewater Treatment Project, AMBAC
    Insured, 6.20%, 9/01/19 ............................................           475,000           482,686
 Santa Fe Springs PFA, Water Revenue, Series A, MBIA Insured, 5.90%,
    5/01/21 ............................................................           900,000           897,750
    5/01/26 ............................................................         1,190,000         1,178,897
 Santa Fe Springs RDA, Consolidated, Tax Allocation, Series A, MBIA Insured,
    6.40%, 9/01/22 .....................................................         4,255,000         4,422,392
 Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A, Refunding,
    Series B, MBIA Insured, 5.75%, 8/01/20 .............................        38,500,000        37,770,040
 Santa Monica Community College District, Series B, AMBAC Insured,
    5.75%, 7/01/20 .....................................................         1,495,000         1,466,789
 Santa Rita USD, Series B, FSA Insured, 5.20%, 8/01/37 .................         1,940,000         1,681,088
 Santa Rosa High School District,
    FGIC Insured, 5.90%, 5/01/16 .......................................         1,000,000         1,011,460
    Refunding, FSA Insured, 5.75%, 5/01/18 .............................         1,050,000         1,040,519
 Santa Rosa Wastewater Service Facilities District Revenue, Refunding
    and Improvement, AMBAC Insured, 6.00%, 7/02/15 .....................         2,000,000         2,086,340
 Scotts Valley GO, USD, Series B, FGIC Insured, 5.40%, 8/01/22 .........         3,005,000         2,797,505
 Sebastopol GO, CDA, Tax Allocation, Community Development Project,
    Refunding, MBIA Insured, 5.25%, 12/01/21 ...........................         2,250,000         2,035,508
 Selma PFA Revenue, Series A, MBIA Insured,
    5.80%, 9/15/11 .....................................................           145,000           145,819
    5.80%, 9/15/12 .....................................................           125,000           125,596
    5.875%, 9/15/22 ....................................................         2,400,000         2,383,416
 Sequoia UHSD, GO, FSA Insured, 5.70%, 7/01/24 .........................         4,885,000         4,728,533
 Soledad RDA, Tax Allocation, Soledad Redevelopment Project, Refunding,
    Series A, MBIA Insured, 5.35%, 12/01/28 ............................         1,000,000           908,680
 Sonoma CDA, COP, Sonoma Creek Senior Housing Project, Refunding, AMBAC
    Insured, 6.75%, 2/01/13 ............................................         1,325,000         1,353,249
 Sonoma Valley USD, GO, FSA Insured, 6.00%, 7/15/21 ....................         2,400,000         2,411,472
 South Gate PFA Revenue, Tax Allocation, South Gate Redevelopment
    Project No. 1, AMBAC Insured, 5.875%, 9/01/24 ......................         5,000,000         4,951,350
 South Orange County PFA, Special Tax Revenue, senior lien, Refunding,
    Series A, MBIA Insured,
    6.20%, 9/01/13 .....................................................        13,500,000        14,217,660
    6.00%, 9/01/18 .....................................................         3,250,000         3,276,000
 South San Francisco COP, 5.00%, 4/01/29 ...............................         2,000,000         1,642,960
 Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 .         2,000,000         1,935,580
 Stockton COP, Wastewater System Project, Refunding, AMBAC Insured,
    5.75%, 9/01/23 .....................................................         6,500,000         6,343,545
 Stockton Port District Port Facilities Revenue, Refunding and Improvement,
    Series B, FSA Insured, 5.90%, 7/01/12 ..............................         3,955,000         4,064,830
 Stockton Revenue COP, Wastewater System Project, Refunding, Series A,
    MBIA Insured, 5.00%, 9/01/23 .......................................         6,500,000         5,639,465
 Suisun City RDA, Tax Allocation, Suisun City Redevelopment Project, Refunding,
    MBIA Insured, 5.625%, 10/01/13 .....................................         4,260,000         4,303,580
 Sulfur Springs USD, COP, Series 1991, AMBAC Insured, Pre-Refunded,
    7.20%, 2/01/21 .....................................................           800,000           834,248
 Sunnyvale RDA, Tax Allocation, Central Core Project, Refunding, AMBAC
    Insured, 6.50%, 10/01/22 ...........................................         2,785,000         2,861,588
 Susanville PFA Revenue, Series A, AMBAC Insured, 6.30%, 9/01/17 .......         4,000,000         4,110,760
 Tahoe Truckee USD, GO, Improvement District No. 2, Series A, FGIC Insured,
    5.75%, 8/01/20 .....................................................         4,340,000         4,257,714


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Tahoe-Truckee Joint USD,
   Series A, FGIC Insured, Pre-Refunded, 6.00%, 9/01/17 ................       $ 5,000,000       $ 5,317,400
   Series B, FGIC Insured, 5.95%, 9/01/20 ..............................         3,620,000         3,629,376
   Tehachapi Water and Sewer Revenue, Refunding, MBIA Insured,
   6.75%, 11/01/20 .....................................................         2,000,000         2,165,320
Thousand Oaks RDA, Tax Allocation, Thousand Oaks Boulevard
   Redevelopment, Refunding, MBIA Insured, 5.375%, 12/01/25 ............         2,390,000         2,191,797
Tri-City Hospital District Revenue,
   MBIA Insured, 6.00%, 2/01/22 ........................................         2,350,000         2,350,776
   Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ..................         2,750,000         2,689,280
Turlock Auxiliary Organization Revenue COP, California State University,
   Stanislaus Foundation, MBIA Insured, 5.875%, 6/01/22 ................         2,000,000         1,986,320
Turlock PFA, Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ...............         6,855,000         6,363,975
Union City CRDA, Tax Allocation, Community Redevelopment Project, AMBAC
   Insured, 5.75%
   10/01/22 ............................................................         6,200,000         6,060,995
   10/01/32 ............................................................        14,100,000        13,615,382
University of California Revenues, Multi Purpose Projects, Series H,
   FGIC Insured,
   5.375%, 9/01/25 .....................................................         2,480,000         2,275,101
   5.50%, 9/01/28 ......................................................         2,500,000         2,323,300
Upland COP,
   Police Building Project, Refunding, AMBAC Insured, 6.60%, 8/01/16 ...         3,985,000         4,214,057
   Water System Improvement Project, FGIC Insured, 6.60%, 8/01/16 ......         2,385,000         2,522,090
Vacaville PFA, Tax Allocation Revenue, Vacaville Redevelopment Projects,
   MBIA Insured, 6.35%, 9/01/22 ........................................         1,355,000         1,388,684
Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured,
   5.875%, 5/01/26 .....................................................        12,500,000        12,342,124
Walnut Valley Water District COP, Badillo Grand Transmission Project, FGIC
   Insured, Pre-Refunded, 6.125%, 2/01/18 ..............................         2,200,000         2,283,577
Washington Township Hospital District Revenue, HealthCare District Revenue,
   5.00%, 7/01/18 ......................................................         2,000,000         1,679,880
   5.125%, 7/01/23 .....................................................         1,000,000           827,200
Waugh School District Special Tax GO, Corona/Ely CFD No. 1, AMBAC
   Insured, 5.80%, 9/01/26 .............................................         5,640,000         5,512,366
West and Central Basin Financing Authority Revenue, Central Basin
   Project, Refunding, Series A,
    AMBAC Insured, 5.375%, 8/01/17 .....................................         4,330,000         4,137,877
West Basin Municipal Water District Revenue COP, 1992 Project, Refunding,
   Series A, AMBAC Insured, 5.50%, 8/01/17 .............................         3,370,000         3,266,574
West Sacramento Financing Authority Revenue,
   MBIA Insured, Pre-Refunded, 6.25%, 9/01/16 ..........................         4,185,000         4,525,993
   Water System Improvement Project, FGIC Insured, 5.50%, 8/01/15 ......         4,500,000         4,425,929
West Sacramento RDA, Tax Allocation, West Sacramento Redevelopment
   Project, MBIA Insured, Pre-Refunded,  6.25%, 9/01/21 ................         3,340,000         3,499,551
Western Placer Unified School COP, 1998 Refunding and Capital Project,
   AMBAC Insured, 5.00%, 6/01/18 .......................................         5,455,000         4,862,968
William S. Hart Joint School Financing Authority Special Tax Revenue,
   Community Facilities, Refunding,  FSA Insured, 6.60%, 9/01/18 .......         1,285,000         1,386,026
William S. Hart USD, COP, School Project, MBIA Insured, 6.00%, 9/01/30 .         7,015,000         6,927,101
Windsor Joint Powers Financing Authority Wastewater Revenue, Refunding,
   Series A, AMBAC Insured, 6.125%, 12/15/12 ...........................           750,000           800,670
Yucaipa-Sweetwater School Facilities Financing Authority Special Tax Revenue,
   Sweetwater, Series A, MBIA Insured,  5.70%, 9/01/19 .................         5,000,000         4,895,500
                                                                                              --------------
 TOTAL BONDS (COST $1,640,975,538) .....................................                       1,629,543,293
                                                                                              --------------


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON BONDS 1.9%
 California Housing Finance Revenue, Home Mortgage, Series N,
    AMBAC Insured, 8/01/31 .............................................       $ 5,000,000       $ 2,586,850
 Foothill/Eastern Corridor Agency Toll Road Revenue, Capital
 Appreciation, Refunding, MBIA Insured,
    1/15/17 ............................................................        20,000,000         7,071,200
    1/15/18 ............................................................        25,000,000         8,243,250
    1/15/19 ............................................................         5,970,000         1,833,984
 Neward USD, GO, Capital Appreciation, Series B, FGIC Insured, 8/01/24 .         9,905,000         2,096,591
 San Bernardino County SFMR, Series A, GNMA Secured, ETM, 5/01/22 ......        28,405,000         6,856,399
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, Series A,
    MBIA Insured, 1/15/26 ..............................................         8,675,000         1,730,663
 Southern Kern USD, COP, Convertible Capital Appreciation Building
    Program, Series B, FSA Insured, 9/01/26 ............................         2,250,000         1,419,975
 Union Elementary School District GO, Capital Appreciation, Series A,
    FGIC Insured, 9/01/24 ..............................................         2,000,000           436,480
                                                                                              --------------
 TOTAL ZERO COUPON BONDS (COST $33,573,442) ............................                          32,275,392
                                                                                              --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,674,548,980) .....................                       1,661,818,685
                                                                                              --------------
(a)SHORT-TERM INVESTMENTS 1.4%
 California PCFA, PCR Southern California Edison Co., Series C,
    Daily VRDN and Put, 4.10%, 2/28/08 .................................         6,050,000         6,050,000
 California State Economic Development Financing Authority Revenue,
    Independent System B, Weekly VRDN and
    Put, 4.80%, 4/01/08 ................................................         5,000,000         5,000,000
 Irvine 1915 Act,
    AD No. 87-8, Daily VRDN and Put, 4.20%, 9/02/24 ....................         5,534,000         5,534,000
    AD No. 94-13, Daily VRDN and Put, 4.20%, 9/02/22 ...................         1,385,000         1,385,000
    AD No. 97-16, Daily VRDN and Put, 4.20%, 9/02/22 ...................           308,000           308,000
 Irvine Ranch Water District GO, No. 105, 140, 240 and 250, Daily
    VRDN and Put, 4.30%, 1/01/21 .......................................         1,100,000         1,100,000
 Irvine Ranch Water District Revenue,
    Joint Powers Agency, Consolidated Bonds, DATES, Series C, Daily
    VRDN and Put, 4.20%, 10/01/10 ......................................           700,000           700,000
    No. 102, 103, 105, and 106, Refunding, Daily VRDN and Put,
    4.20%, 9/01/06 .....................................................           800,000           800,000
    No. 140, 105, 240, and 250, Daily VRDN and Put, 4.20%, 4/01/33 .....           200,000           200,000
 Orange County Apartment Development Revenue, Aliso Creek
   Project B, Weekly VRDN and Put, 4.85%, 11/01/22 .....................         3,300,000         3,300,000
                                                                                              --------------
 TOTAL SHORT-TERM INVESTMENTS (COST $24,377,000) .......................                          24,377,000
                                                                                              --------------
 TOTAL INVESTMENTS (COST $1,698,925,980) 98.7% .........................                       1,686,195,685
 OTHER ASSETS, LESS LIABILITIES 1.3% ...................................                          21,923,452
                                                                                              --------------
 NET ASSETS 100.0% .....................................................                      $1,708,119,137
                                                                                              --------------


See glossary of terms on page 53.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.


FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights


FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND


                                        SIX MONTHS ENDED                               YEAR ENDED JUNE 30,
                                        DECEMBER 31, 1999+   ----------------------------------------------------------------------
                                            (UNAUDITED)       1999+          1998            1997           1996          1995
                                       --------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period .     $  11.02         $  11.24       $  10.93       $  10.67       $  10.38       $ 10.20
                                       --------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............          .26              .51            .53            .53            .53           .54
 Net realized and unrealized gains
  (losses) ...........................         (.29)            (.21)           .31            .26            .29           .17
                                       --------------------------------------------------------------------------------------------
Total from investment operations .....         (.03)             .30            .84            .79            .82           .71
                                       --------------------------------------------------------------------------------------------
Less distributions from net investment
  income .............................         (.26)            (.52)          (.53)          (.53)          (.53)         (.53)
                                       --------------------------------------------------------------------------------------------
Net asset value, end of period .......     $  10.73         $  11.02       $  11.24       $  10.93       $  10.67       $ 10.38
                                       ============================================================================================


Total return* ........................         (.30%)           2.63%          7.76%          7.58%          7.96%         7.19%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....     $186,406         $192,547       $155,664       $117,666       $101,199       $88,785
Ratios to average net assets:
 Expenses ............................          .60%**           .60%           .52%           .47%           .45%          .33%
 Expenses excluding waiver and
  payments by affiliate ..............          .74%**           .75%           .78%           .80%           .81%          .83%
 Net investment income ...............         4.74%**          4.50%          4.76%          4.96%          4.99%         5.34%
Portfolio turnover rate ..............         5.23%            5.48%          9.58%          6.29%         10.13%        10.90%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**Annualized.

+Based on average shares outstanding.


                     See notes to financial statements.


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED)


                                                                                 PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.7%
 BONDS 97.7%
 ABAG Finance Authority for Nonprofit Corps. COP,
    5.75%, 8/01/03 .....................................................       $   580,000       $   594,425
    Easter Seal Society for the Redwood Coast, Insured, 5.50%, 6/01/03 .           295,000           300,661
    North County Health Project, 5.50%, 3/01/06 ........................         1,025,000         1,039,330
    Rhoda Haas Goldman Plaza, Insured, 5.125%, 5/15/15 .................         3,000,000         2,708,010
 ABAG Finance Corp. COP, ABAG XXVI,
    Refunding, Series A, 5.90%, 6/01/02 ................................           100,000           102,170
    Series B, 6.40%, 10/01/03 ..........................................           100,000           104,780
 ABAG Revenue, Refunding, Series A-E,
    5.00%, 9/15/06 .....................................................           610,000           587,113
    5.05%, 9/15/07 .....................................................           620,000           591,412
    5.40%, 9/15/14 .....................................................         2,455,000         2,242,814
 ABAG Water and Wastewater Revenue, Pooled Financing Program,
 Series A, FSA Insured, 5.00%, 10/01/10 ................................         3,035,000         2,970,628
 Alameda County COP, Series 1994,
    5.70%, 4/01/02 .....................................................           395,000           403,019
    5.80%, 4/01/03 .....................................................           420,000           432,680
    5.90%, 4/01/04 .....................................................           440,000           456,790
 Antioch PFA, Reassessment Revenue, sub. lien, Series B,
    5.00%, 9/02/03 .....................................................         1,900,000         1,865,078
    5.20%, 9/02/05 .....................................................         2,100,000         2,043,720
    5.40%, 9/02/07 .....................................................         1,170,000         1,126,605
 Auburn COP, Civic Center Project, Refunding,
    5.30%, 9/01/00 .....................................................            65,000            65,491
    5.45%, 9/01/01 .....................................................            70,000            70,744
    5.60%, 9/01/02 .....................................................            75,000            76,287
    5.70%, 9/01/03 .....................................................            80,000            81,898
    5.75%, 9/01/04 .....................................................            80,000            82,158
 Bakersfield Central District Revenue RDA, Tax Allocation, Downtown
 Bakersfield Redevelopment, ETM,
    6.00%, 4/01/01 .....................................................           295,000           300,608
    6.10%, 4/01/02 .....................................................           310,000           319,759
    6.20%, 4/01/03 .....................................................           330,000           344,682
 Bakersfield Hospital Revenue, Bakersfield Memorial Hospital,
 Series A, 5.70%, 1/01/00 ..............................................           100,000           100,000
 Brentwood Infrastructure Financing Authority Infrastructure
 Revenue, CIFP 94-1,
    5.30%, 9/02/08 .....................................................           990,000           937,886
    5.35%, 9/02/09 .....................................................           765,000           718,733
    5.40%, 9/02/10 .....................................................           990,000           922,225
    5.45%, 9/02/11 .....................................................           995,000           910,425
    5.50%, 9/02/12 .....................................................           990,000           901,395
 California Educational Facilities Authority Revenue,
    Pooled College and University Financing, Refunding,
    Series B, 5.80%, 6/01/02 ...........................................         1,000,000         1,018,320
    Pooled College and University Financing, Refunding,
    Series B, 5.90%, 6/01/03 ...........................................         1,105,000         1,134,680
    Pooled College and University Projects, Series B, 6.125%, 4/01/13 ..         1,000,000         1,010,770
 California Health Facilities Financing Authority Revenue,
 San Diego Hospital Association, Series B, MBIA Insured,
  5.60%, 8/01/03 .......................................................           100,000           103,322
 California HFA, SFM Purchase, Class III, Series A-1, MBIA Insured,
 5.70%, 8/01/11 ........................................................         2,175,000         2,188,659
 California State Department of Water Resources Central Valley Project
 Revenue, Water Systems, Refunding,
  Series T, 5.125%, 12/01/12 ...........................................         1,250,000         1,226,238


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                 PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California State Public Works Board Lease Revenue,
    Department of Corrections, Coalinga State Prison, Series B,
    MBIA Insured, 5.50%, 12/01/08 ......................................       $ 1,000,000       $ 1,025,240
    Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18       1,325,000         1,134,518
    Various Community College Projects, Refunding, Series C, 5.50%, 9/01/09      1,555,000         1,588,153
 California Statewide CDA Revenue, COP, Health Facilities, Barton
 Memorial Hospital, Refunding, Series B,
    5.70%, 12/01/00 ....................................................           200,000           202,080
    6.40%, 12/01/05 ....................................................           450,000           467,177
 California Statewide CDA, COP, California Lutheran Homes, ETM,
 5.375%, 11/15/06 ......................................................         1,000,000         1,008,220
 California Statewide Communities Development Corp. COP, Pacific
 Homes, Series A, Pre-Refunded, 5.50%, 4/01/04 .........................           585,000           595,109
 Campbell COP, Civic Center Project, Refunding, 5.60%, 10/01/03 ........           350,000           359,692
 Carson RDA, Project Area No. 1, Refunding, 6.10%, 10/01/02 ............           200,000           206,064
 Central Valley Financing Authority Cogeneration Project Revenue,
 Carson Ice General Project, Refunding,
  MBIA Insured, 5.00%, 7/01/17 .........................................         2,000,000         1,799,200
 Chaffey Community College District COP, 5.10%, 9/01/13 ................         1,860,000         1,751,581
 Clovis COP, Water System Improvement Project, AMBAC Insured,
 5.90%, 3/01/03 ........................................................           100,000           104,129
 Coastside County Water District 1915 Act GO, Crystal Springs
 Project, Refunding,
    5.10%, 9/02/03 .....................................................           530,000           526,825
    5.20%, 9/02/04 .....................................................         1,090,000         1,081,923
    5.40%, 9/02/06 .....................................................           635,000           628,663
 Colma 1915 Act, Local ID No. 1, Refunding,
    5.00%, 9/02/01 .....................................................           465,000           464,312
    5.10%, 9/02/02 .....................................................           485,000           483,303
    5.20%, 9/02/03 .....................................................           515,000           512,595
    5.30%, 9/02/04 .....................................................           545,000           540,754
    5.40%, 9/02/05 .....................................................           570,000           562,049
 Colton GO, Joint USD, CFD, Special Tax, Southridge Village, Phase III,
 Refunding, FSA Insured,
    5.65%, 9/01/09 .....................................................            15,000            15,008
    5.75%, 9/01/10 .....................................................            20,000            20,012
 Commerce Joint Powers Financing Authority Water Facilities Lease Revenue,
 Refunding, Series A,
    5.50%, 10/01/02 ....................................................           340,000           345,314
    5.625%, 10/01/03 ...................................................           360,000           367,801
    5.75%, 10/01/04 ....................................................           470,000           482,873
 Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
    5.00%, 9/01/08 .....................................................         4,340,000         4,177,380
    5.50%, 9/01/15 .....................................................         1,180,000         1,078,024
 Compton Sewer Revenue, ETM,
    5.70%, 7/01/00 .....................................................           130,000           131,039
    5.80%, 7/01/01 .....................................................           140,000           142,694
    5.90%, 7/01/02 .....................................................           150,000           154,536
    6.00%, 7/01/03 .....................................................           155,000           161,414
 Concord RDA, Tax Allocation, Central Concord Redevelopment Project,
 Refunding, Sub Series A,
    5.50%, 7/01/02 .....................................................           625,000           633,244
    5.625%, 7/01/03 ....................................................           655,000           667,327
 Contra Costa County MFHR, Byron Park Project, Series C, GNMA
 Secured, 6.00%, 7/20/03 ...............................................           425,000
 Danville Financing Authority Revenue, Sycamore Valley, Reassessment
 District No. 93-2,
    5.40%, 9/02/01 .....................................................           285,000           286,368
    5.60%, 9/02/02 .....................................................           450,000           454,379


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Danville Financing Authority Revenue, Sycamore Valley, Reassessment
 District No. 93-2, (cont.)
    5.70%, 9/02/03 .....................................................       $   215,000       $   217,453
    5.80%, 9/02/04 .....................................................           880,000           892,082
 Dinuba RDA, Tax Allocation, subordinated notes,
    Merged City, sub. lien, Refunding, Series A, 6.10%, 12/01/04 .......         1,500,000         1,489,335
    Merged City Redevelopment Project, sub. lien, 5.20%, 4/01/03 .......         2,500,000         2,460,375
 Duarte RDA, Tax Allocation, Merged Redevelopment Project Area,
 Refunding, 5.125%, 10/01/16 ...........................................         4,930,000         4,330,956
 Eden Township Hospital District Health Facilities Revenue COP, Eden
 Hospital Health Services Corp., Refunding,
  5.75%, 7/01/12 .......................................................         1,195,000         1,196,099
 Foster City PFA Revenue, Community Development Project, Series A,
 5.60%, 9/01/03 ........................................................         1,150,000         1,177,336
 Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding,
 Series A, 6.20%, 9/02/03 ..............................................         1,000,000         1,021,830
 Galt Capital Improvements Authority Lease Revenue, Culture and Recreation
 Improvement Project, 5.00%, 4/01/12 ...................................         2,390,000         2,196,338
 Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding,
 5.40%, 9/01/12 ........................................................         1,955,000         1,846,889
 Garden Grove GO, CDA, Tax Allocation, Garden Grove Community Project,
 Refunding, 5.40%, 10/01/04 ............................................         1,425,000         1,443,269
 Glendale Parking Facilities Joint Powers Authority Revenue, Series A,
 5.30%, 3/01/03 ........................................................           125,000           125,603
 Goleta Water District Revenue COP, Goleta Reclamation Project, Refunding,
 FGIC Insured, 5.50%, 12/01/08 .........................................           750,000           768,930
 Hayward RDA, Tax Allocation, Downtown Hayward Redevelopment Project,
 Refunding, 5.70%, 3/01/14 .............................................         1,500,000         1,486,950
 Hesperia PFA Revenue, Series A, 5.80%, 10/01/03 .......................         3,275,000         3,365,292
 Hi Desert Memorial Health Care District Revenue, Refunding,
    5.10%, 10/01/06 ....................................................           615,000           573,641
    5.125%, 10/01/07 ...................................................           650,000           600,340
 Hollister RDA, Tax Allocation, Community Development Project, Series 1994,
    5.35%, 10/01/03 ....................................................           525,000           540,824
    5.45%, 10/01/04 ....................................................           550,000           566,764
    5.55%, 10/01/05 ....................................................           585,000           602,714
 Imperial COP,
    Wastewater System Refining Program, Refunding, Series B, 5.40%, 10/15/06       865,000           873,226
    Water System Refining Program, Refunding, Series A, 5.40%, 10/15/06          1,250,000         1,261,888
 Imperial County Local Transportation Authority Sales Tax Revenue,
 Series 1993, 5.50%,
    5/01/04 ............................................................           490,000           495,287
    5/01/05 ............................................................           515,000           518,991
 Inland Empire Solid Waste Financing Authority Revenue, Landfill
 Improvement Financing Project, Series B,
  FSA Insured, 6.25%, 8/01/11 ..........................................         1,000,000         1,066,000
 La Palma Community Development Commission Tax Allocation, La Palma
 Community Development Project No. 1, Refunding,
    5.20%, 6/01/00 .....................................................           125,000           125,519
    5.40%, 6/01/01 .....................................................           130,000           131,095
    5.50%, 6/01/02 .....................................................           135,000           136,719
    5.60%, 6/01/03 .....................................................           145,000           147,549
    5.70%, 6/01/04 .....................................................           150,000           153,266
    5.80%, 6/01/05 .....................................................           160,000           164,162
 La Quinta RDA, Tax Allocation, Redevelopment Project Areas No. 1 and 2,
 MBIA Insured, 5.40%, 9/01/07 ..........................................           560,000           575,859
 Lake Elsinore PFA, Tax Allocation Revenue, Lake Elsinore Redevelopment
 Projects, Series A, FSA Insured, 5.40%,
  9/01/08 ..............................................................         1,500,000         1,521,765
 Lake Elsinore Public Financing Authority Tax Allocation Revenue,
 Series A, 5.00%, 9/01/09 ..............................................         2,680,000         2,485,512
 Lake Elsinore School Financing Authority Revenue, Refunding,
 6.00%, 9/01/11 ........................................................         1,000,000         1,009,980
 Lancaster COP, School District Project, Refunding, FSA Insured,
 5.125%, 4/01/14 .......................................................         2,000,000         1,903,680


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Lancaster RDA, Tax Allocation,
    Central Business District Redevelopment, Refunding, 5.25%, 8/01/00 .       $    35,000       $    35,224
    Central Business District Redevelopment, Refunding, 5.375%, 8/01/01             40,000            40,301
    Central Business District Redevelopment, Refunding, 5.50%, 8/01/02 .            40,000            40,447
    Central Business District Redevelopment, Refunding, 5.60%, 8/01/03 .            45,000            45,607
    Central Business District Redevelopment, Refunding, 5.70%, 8/01/04 .            45,000            45,648
    Central Business District Redevelopment, Refunding, 5.70%, 8/01/05 .            50,000            50,518
    Fox Field Redevelopment Project Area, Refunding, 5.25%, 8/01/00 ....            55,000            55,353
    Fox Field Redevelopment Project Area, Refunding, 5.375%, 8/01/01 ...            60,000            60,451
    Fox Field Redevelopment Project Area, Refunding, 5.50%, 8/01/02 ....            65,000            65,726
    Fox Field Redevelopment Project Area, Refunding, 5.60%, 8/01/03 ....            65,000            65,877
    Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/04 ....            70,000            71,007
    Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/05 ....            75,000            75,776
 Lemon Grove CDA, Tax Allocation, 1998 Refunding,
    5.00%, 8/01/06 .....................................................           885,000           866,548
    5.10%, 8/01/07 .....................................................           205,000           200,588
    5.20%, 8/01/08 .....................................................           215,000           209,913
 Lemon Grove MFHR, Hillside Terrace Apartments, Refunding, 5.375%, 1/01/19         970,000           977,779
 Loma Linda Hospital Revenue, Loma Linda University Medical Center,
 Refunding, Series A, AMBAC Insured,
    4.85%, 12/01/10 ....................................................         5,000,000         4,803,200
    4.95%, 12/01/11 ....................................................         7,000,000         6,737,500
 Los Angeles County Transport Commission COP, Series B,
    5.90%, 7/01/00 .....................................................           100,000           100,920
    6.00%, 7/01/01 .....................................................           200,000           204,590
 Lynwood PFA Revenue, Water System Improvement Project, 6.15%, 6/01/08 .           565,000           585,323
 Madera COP, Madera Community Hospital, Refunding, 5.10%, 3/01/03 ......           515,000           517,498
 Mammoth Lakes COP, Refunding,
    5.70%, 6/01/10 .....................................................           850,000           849,286
    5.75%, 6/01/11 .....................................................           250,000           248,953
 Merced Irrigation District COP, Water Facilities Project, 6.125%, 11/01/03        540,000           560,282
 Mid-Peninsula Regional Open Space District COP, Special District
 Association Finance Corp., Series 1993, 5.20%,
  9/01/03 ..............................................................           530,000           535,581
 Mojave GO, Water Agency, ID M, Morongo Basin, ETM, 6.20%, 9/01/01 .....           100,000           102,917
 Morgan Hill RDA, Tax Allocation, Refunding, 5.70%, 3/01/01 ............           100,000           100,484
 Mt. Diablo Hospital District Revenue, Series A, AMBAC Insured, ETM,
 5.10%, 12/01/03 .......................................................           100,000           101,764
 Murrieta COP, Road Improvement Project, 6.00%,
    4/01/07 ............................................................           235,000           241,916
    4/01/08 ............................................................           245,000           250,562
 New Haven USD, COP, Refunding, 5.30%, 7/01/01 .........................           500,000           505,195
 Newark USD, COP, 5.75%, 9/01/02 .......................................           300,000           306,168
 North City West School Facilities Financing Authority Special Tax, Refunding,
 Series B, FSA Insured, 5.625%, 9/01/08 ................................           500,000           521,700
 Ontario Redevelopment Financing Authority Local Agency Revenue, Community
 Facility, AD No.1, senior lien,
  Series A, FSA Insured, 5.60%, 9/02/03 ................................           950,000           979,640
 Orange County CFD, No. 86-2 Special Tax, Rancho Santa Margarita, Refunding,
 Series A, 5.375%, 8/15/12 .............................................         1,500,000         1,415,250
 Orange County Development Agency Tax Allocation, Santa Ana Heights Area
 Project, Refunding, 5.90%, 9/01/04 ....................................           800,000           824,824
 Orange County Local Transportation Authority Sales Tax Revenue, First Senior
 Measure M, 6.00%, 2/15/06 .............................................           500,000           530,610
 Orange County MFHR, Villa Santiago Rehabilitation Project, FNMA Insured,
 5.60%, 10/01/27 .......................................................           500,000           503,275


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Orange County Recovery COP, Series A, MBIA Insured, 6.00%, 7/01/08 ....       $ 1,500,000       $ 1,602,720
 Oroville Hospital Revenue, Oroville Hospital, Series A, CHFCLP Insured,
 5.125%, 12/01/12 ......................................................         1,435,000         1,356,491
 Palm Desert Financing Authority Lease Revenue, Blythe County Administrative
 Project, 6.375%, 8/01/11 ..............................................           855,000           873,896
 Paramount RDA, Tax Allocation, Redevelopment Project Area No. 1, Refunding,
 6.05%, 8/01/05 ........................................................         1,515,000         1,610,233
 Paso Robles Union School District COP, 5.75%, 8/01/03 .................         1,635,000         1,689,151
 Pleasant Hill RDA, RMR, Pre-Refunded, 5.40%, 2/01/05 ..................           670,000           682,147
 Pomona RDA, Tax Allocation, Mountain Meadows Redevelopment Project,
 Refunding, Series X, 5.35%, 12/01/16 ..................................         1,000,000           907,780
 Poway RDA, Tax Allocation, Paguay Redevelopment Project, sub. notes,
 4.75%, 12/15/03 .......................................................         1,950,000         1,900,061
 Rialto RDA, Tax Allocation, Industrial Redevelopment, Sub Areas A and B,
 Series A, ETM,
    5.40%, 9/01/02 .....................................................           270,000           275,324
    5.50%, 9/01/03 .....................................................           280,000           287,426
 Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment
 Projects, Refunding, Series B, 5.35%, 5/15/13 .........................         2,000,000         1,924,140
 Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County
 Hospital Project, Series A,
    5.90%, 6/01/02 .....................................................           200,000           204,340
    6.00%, 6/01/04 .....................................................           200,000           206,772
 Riverside County Housing Authority MFHR, Brandon Place Apartments,
 Series B, FNMA Insured, 5.625%, 7/01/29 ...............................           995,000         1,004,821
 Sacramento MUD, Electric Revenue, Series E, 5.25%, 5/15/03 ............         1,000,000         1,014,370
 San Bernardino County COP, Medical Center Financing Project, Refunding,
 6.00%, 8/01/09 ........................................................         2,000,000         2,054,080
 San Bernardino County Mortgage Revenue, Don Miguel Apartments Project,
 Refunding, MBIA Insured, 6.00%, 9/01/03 ...............................           100,000           102,157
 San Clemente 1915 Act, AD No. 8, Refunding,
    5.00%, 9/02/02 .....................................................           415,000           414,768
    5.10%, 9/02/03 .....................................................           435,000           434,682
    5.20%, 9/02/04 .....................................................           460,000           458,652
 San Diego Mortgage Revenue, Mariners Cove, Refunding, Series B-1,
 5.125%, 9/01/03 .......................................................           275,000           276,664
 San Diego Port Facilities Revenue, National Steel and Shipbuilding Co.,
 Refunding, 6.60%, 12/01/02 ............................................           100,000           102,775
 San Francisco City and County Public Utilities Commission Water Revenue,
 Refunding, Series A, 5.00%, 11/01/17 ..................................         5,000,000         4,431,750
 San Francisco City and County RDA,
    Hotel Tax Revenue, FSA Insured, 5.80%, 7/01/01 .....................           300,000           306,552
    Hotel Tax Revenue, FSA Insured, 5.90%, 7/01/02 .....................           245,000           253,399
    Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.125%, 7/01/02             5,000             5,002
 San Francisco City and County, Refunding, Series 1, FGIC Insured, 5.00%,
 6/15/12 ...............................................................         3,650,000         3,525,243
 San Gorgonio Memorial Health Care District Health Facility Revenue, Pre-
 Refunded, 6.375%, 6/01/08 .............................................           750,000           800,348
 San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 .           400,000           416,604
 San Jose Financing Authority Revenue, Convention Center Project, Refunding,
 Series C, 5.75%, 9/01/03 ..............................................           300,000           311,325
 San Juan USD, COP, Gold River Elementary School Project, 5.65%, 4/01/03           600,000           601,206
 San Ramon COP, Capital Improvements Project,
    5.20%, 3/01/01 .....................................................            85,000            85,591
    5.30%, 3/01/02 .....................................................            90,000            91,034
    5.40%, 3/01/03 .....................................................            95,000            96,700
    5.50%, 3/01/04 .....................................................           100,000           102,074
    5.60%, 3/01/05 .....................................................           105,000           107,632
 Santa Barbara RDA, Tax Allocation, Central City Redevelopment Project,
 6.00%, 3/01/03 ........................................................           985,000         1,012,482
 Santa Clara 1915 Act, Reassessment District 187, Refunding, Series
 1, 5.25%, 9/02/11 .....................................................         1,720,000         1,610,040
 Santa Monica Parking Authority Lease Revenue, Refunding, 6.00%, 7/01/03           100,000           104,530


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Sebastopol COP,
     5.70%, 6/01/05 ....................................................       $   240,000       $   245,693
     Refunding, Series 1994, 5.50%, 6/01/03 ............................           200,000           203,210
     Refunding, Series 1994, 5.60%, 6/01/04 ............................           215,000           219,268
   Selma PFA Revenue, Series A, MBIA Insured,
     5.25%, 9/15/02 ....................................................           100,000           100,548
     5.50%, 9/15/04 ....................................................           115,000           115,582
     5.60%, 9/15/05 ....................................................           120,000           120,769
     5.65%, 9/15/06 ....................................................           125,000           125,809
     5.70%, 9/15/07 ....................................................           135,000           135,902
     5.70%, 9/15/08 ....................................................           140,000           140,745
     5.75%, 9/15/09 ....................................................           150,000           150,777
     5.75%, 9/15/10 ....................................................           155,000           155,708
   Shafter Joint Powers Financing Authority Lease Revenue, Community
   Correctional Facility Project, Series A, 5.50%,
    1/01/06 ............................................................         1,500,000         1,520,580
   Shasta Joint Powers Financing Authority Lease Revenue, Courthouse
   Improvement Project, Series A, ETM, 5.80%, 6/01/00 ..................           100,000           100,718
   Solana Beach COP, City Hall Project, 5.80%, 10/01/02 ................            50,000            51,589
   South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured,
     5.35%, 10/01/07 ...................................................           995,000         1,023,467
     5.45%, 10/01/08 ...................................................         1,040,000         1,072,718
b  South Gate PFAR, Tax Allocation, Redevelopment Project No. 1,
   Refunding, 6.10%, 9/01/03 ...........................................         1,000,000           994,200
   South San Francisco Capital Improvements Financing Authority Revenue,
   South San Francisco Conference Center,  Refunding,
     5.70%, 9/01/02 ....................................................           195,000           198,438
     5.80%, 9/01/03 ....................................................           205,000           210,195
     5.90%, 9/01/04 ....................................................           215,000           221,671
   Southern California Rapid Transit District Revenue, Special Benefit
   AD A2, 5.80%, 9/01/01 ...............................................           100,000           101,534
   Stockton Health Facilities Revenue, Dameron Hospital Association,
   Refunding, Series A, 5.35%, 12/01/09 ................................           385,000           367,044
   Stockton Port District Port Facilities Revenue, Refunding and
   Improvement, Series A, FSA Insured, 5.75%, 7/01/11 ..................         1,295,000         1,347,810
   Sunline Transport Agency COP, Transport Finance Corp., Series B,
     5.50%, 7/01/03 ....................................................           450,000           460,296
     5.75%, 7/01/06 ....................................................           445,000           459,124
   Susanville PFA Revenue, Series A, AMBAC Insured, 5.90%, 9/01/02 .....           100,000           102,909
   Tahoe City PUD, COP, Capital Facilities Project, Series B,
     6.05%, 6/01/01 ....................................................           290,000           294,776
     6.15%, 6/01/02 ....................................................           835,000           856,844
     6.30%, 6/01/04 ....................................................           545,000           567,432
   Tehachapi Cummings County Water District Revenue COP, Capital
   Improvement Project, MBIA Insured, Pre-Refunded,
     5.50%, 8/01/04 ....................................................           280,000           291,712
     5.60%, 8/01/05 ....................................................           300,000           313,272
     5.75%, 8/01/06 ....................................................           320,000           335,309
   Temecula RDAR, Tax Allocation, Temecula Redevelopment Project No. 1,
   Series A, 5.40%, 2/01/04 ............................................           600,000           606,054
   Temecula Valley USD, Series E, FSA Insured, 5.65%, 9/01/07 ..........           370,000           387,512
   Travis USD, COP, Foxboro Elementary School Construction Project,
   ETM, 6.30%, 9/01/02 .................................................           200,000           208,394


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Trinity County PUD, COP, Electric District Facilities, Refunding,
    Series 1993,
      5.80%, 4/01/01 ....................................................       $   340,000       $   342,955
      5.90%, 4/01/02 ....................................................           360,000           365,075
      6.00%, 4/01/03 ....................................................           380,000           387,557
    Ventura USD, COP, Series A,
      5.90%, 4/01/04 ....................................................           305,000           314,097
      6.00%, 4/01/05 ....................................................           320,000           329,525
      6.10%, 4/01/06 ....................................................           340,000           350,886
      6.20%, 4/01/07 ....................................................           365,000           377,029
      6.30%, 4/01/08 ....................................................           385,000           397,908
      6.40%, 4/01/09 ....................................................           410,000           423,381
    Virgin Islands PFA Revenue, senior lien, Refunding, Series A,
      5.30%, 10/01/11 ...................................................         1,000,000           943,930
      5.40%, 10/01/12 ...................................................         4,150,000         3,905,358
    Virgin Islands Water and Power Authority Water System Revenue,
    Refunding,
      5.00%, 7/01/03 ....................................................         3,540,000         3,484,457
      4.875%, 7/01/06 ...................................................         2,000,000         1,890,780
      5.00%, 7/01/09 ....................................................         2,000,000         1,845,960
    Watsonville RDA, GO, Tax Allocation, Watsonville Redevelopment
    Project, Series 1993,
      6.00%, 8/01/02 ....................................................           510,000           510,346
      6.10%, 8/01/03 ....................................................           540,000           540,366
                                                                                                 ------------
    TOTAL BONDS ($185,155,706) ..........................................                         182,047,335
                                                                                                 ------------
    ZERO COUPON BONDS 1.0%
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    senior lien, Refunding, Series A,1/15/16 ............................         3,000,000         1,870,800
                                                                                                 ------------
    TOTAL ZERO COUPON BONDS ($2,036,494) ................................                           1,870,800
                                                                                                 ------------
    TOTAL LONG TERM INVESTMENTS ($187,192,200) ..........................                         183,918,135
                                                                                                 ------------
(a) SHORT-TERM INVESTMENTS .1%
    California PCFA, PCR, Southern California Edison, Series D, Daily
    VRDN and Put, 4.10%, 2/28/08 ........................................           100,000           100,000
    Irvine 1915 Act, AD No. 87-8, Daily VRDN and Put, 4.20%, 9/02/24 ....           200,000           200,000
                                                                                                 ------------
    TOTAL SHORT-TERM INVESTMENTS ($300,000) .............................                             300,000
                                                                                                 ------------
    TOTAL INVESTMENTS (COST $187,492,200) 98.8% .........................                         184,218,135
    OTHER ASSETS, LESS LIABILITIES 1.2% .................................                           2,187,753
                                                                                                 ------------
    NET ASSETS 100.0% ...................................................                        $186,405,888
                                                                                                 ============


See glossary of terms on page 53.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND


                                         SIX MONTHS ENDED                            YEAR ENDED JUNE 30,
                                          DECEMBER 31, 1999  -------------------------------------------------------------------
                                           (UNAUDITED)        1999            1998         1997           1996           1995
                                         ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period .       $   1.00       $   1.00      $   1.00      $   1.00       $   1.00         $   1.00
                                         ---------------------------------------------------------------------------------------
Income from investment operations -
 net investment income ...............            .01            .02           .03           .03            .03              .03
Less distributions from net
  investment income ..................           (.01)          (.02)         (.03)         (.03)          (.03)            (.03)
                                         ---------------------------------------------------------------------------------------
Net asset value, end of period .......       $   1.00       $   1.00      $   1.00      $   1.00       $   1.00         $   1.00
                                         =======================================================================================


Total return* ........................           1.24%          2.39%         2.85%         2.85%          2.85%            2.94%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....       $795,086       $706,877      $656,725      $639,791       $597,819         $642,157
Ratios to average net assets:
 Expenses ............................            .58%**         .59%          .60%          .60%           .63%             .64%
 Net investment income ...............           2.48%**        2.36%         2.82%         2.83%          2.83%            2.88%


*Total return is not annualized for periods less than one year.

**Annualized.


                     See notes to financial statements.
FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED)


                                                                                                       PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                               AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS 99.1%
a  Alameda-Contra Costa School Financing Authority COP, Capital Improvement Financing Projects,
    Series A, Weekly VRDN and Put, 4.70%, 6/01/22 .............................................       $ 2,000,000       $ 2,000,000
    Series C, Weekly VRDN and Put, 4.70%, 7/01/25 .............................................         1,400,000         1,400,000
a  Anaheim COP,
    1993 Partnership Project, Refunding, AMBAC Insured, Weekly VRDN and
    Put, 4.85%, 8/01/19 .......................................................................         4,400,000         4,400,000
    Police Facilities Refinancing Project, AMBAC Insured, Weekly VRDN and
    Put, 4.85%, 8/01/08 .......................................................................         5,050,000         5,050,000
a  Big Bear Lake Industrial Revenue, Southwest Gas Corp. Project, Series A,
   Weekly VRDN and Put, 5.00%, 12/01/28 .......................................................         2,700,000         2,700,000
a  Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly
   VRDN and Put, 5.00%, 12/01/10 ..............................................................         2,382,000         2,382,000
a  California Community College Financing Authority TRAN, Series A,
   4.00%, 6/30/00 .............................................................................         5,000,000         5,021,819
   California Health Facilities Financing Authority Revenue,
a   Children's Hospital, MBIA Insured, Weekly VRDN and Put, 4.90%,
    11/01/21 ..................................................................................         2,500,000         2,500,000
a   Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put, 4.95%,
    10/01/22 ..................................................................................         5,000,000         5,000,000
a   Sutter Health, Series B, AMBAC Insured, Daily VRDN and Put, 4.20%,
    7/01/12 ...................................................................................         1,400,000         1,400,000
    Valley Presbyterian Hospital, Refunding, MBIA Insured, 5.25%, 5/01/00 .....................         2,340,000         2,357,777
a  California PCFA Revenue,
    Occidental Geo/Santa Fe Geothermal, Monthly VRDN and Put, 3.50%,
    9/01/13 ...................................................................................         4,700,000         4,700,000
    Pacific Gas and Electric Co., Refunding, Series B, Daily VRDN and Put, 4.45%,
    11/01/26 ..................................................................................        10,000,000        10,000,000
    Reynolds Metals Co. Project, Weekly VRDN and Put, 4.50%, 12/01/15 .........................         1,000,000         1,000,000
    Southern California Edison, Series D, Daily VRDN and Put, 4.10%, 2/28/08 ..................         1,500,000         1,500,000
    Solid Waste Disposal Revenue, Colmac Energy Project, Series A, Weekly
    VRDN and Put, 4.95%, 12/01/16 .............................................................           900,000           900,000
a  California Public Capital Improvement Financing Authority Revenue, Pooled
   Projects, Series C, Quarterly VRDN and Put, 3.70%, 6/01/28 .................................        19,500,000        19,500,000
   California School Cash Reserve Program Authority Revenue, Series A,
   AMBAC Insured, 4.00%, 7/03/00 ..............................................................        45,000,000        45,172,510
a  California School Facilities Financing Corp. COP, Capital Improvement
   Financing Projects,
    Series A, Weekly VRDN and Put, 5.05%, 7/01/22 .............................................         2,050,000         2,050,000
    Refunding, Series C, Weekly VRDN and Put, 5.05%, 7/01/22 ..................................        12,095,000        12,095,000
a  California State Economic Development Financing Authority Revenue,
    Independent System B, Weekly VRDN and Put, 4.80%, 4/01/08 .................................        24,400,000        24,400,000
    Independent System C, Weekly VRDN and Put, 4.70%, 4/01/08 .................................        11,025,000        11,025,000
    KQED Inc. Project, Refunding, Weekly VRDN and Put, 4.45%, 4/01/20 .........................         2,050,000         2,050,000
   California State GO, 6.00%, 9/01/00 ........................................................        14,200,000        14,442,434
   California State RAN, Series A, 4.00%, 6/30/00 .............................................        17,000,000        17,057,482
a  California Statewide Communities Development Corp. Revenue,
    Industrial Development, American Kleaner Manufacturing Co., Series C,
    Weekly VRDN and Put, 5.50%, 12/01/19 ......................................................         2,550,000         2,550,000
    Industrial Development, Karcher Property Project, Series C, Weekly VRDN
    and Put, 4.85%, 12/01/19 ..................................................................         1,700,000         1,700,000
    COP, Sutter Health Obligated Group, AMBAC Insured, Daily VRDN and
    Put, 4.20%, 7/01/15 .......................................................................         1,000,000         1,000,000
    COP, North California Retired Officers, Daily VRDN and Put, 4.35%, 6/01/26 ................         8,000,000         8,000,000
a  Chico MFMR, Webb Homes Project, Weekly VRDN and Put,
   3.70%, 1/01/10 .............................................................................         2,170,000         2,170,000
a  Concord MFMR,
    Arcadian Facility, Series A, Weekly VRDN and Put, 5.00%, 7/15/18 ..........................         7,900,000         7,900,000
    Bel Air Apartments, Issue A, Weekly VRDN and Put, 4.50%, 12/01/16 .........................           500,000           500,000
a  Duarte RDA, Johnson Duarte Project, Weekly VRDN and Put, 4.90%,
   12/01/14 ...................................................................................           900,000           900,000
a  Dublin Housing Authority MFHR, Park Sierra Housing, Series A, Weekly
   VRDN and Put, 5.00%, 6/01/28 ...............................................................         1,100,000         1,100,000
a  Fresno MFHR, Heron Pointe Apartments, Series A, Weekly VRDN and
   Put, 4.90%, 6/01/07 ........................................................................         1,000,000         1,000,000
a  Irvine 1915 Act,
    AD No. 94-13, Daily VRDN and Put, 4.20%, 9/02/22 ..........................................         9,500,000         9,500,000
    AD No. 94-15, Daily VRDN and Put, 4.20%, 9/02/20 ..........................................         6,400,000         6,400,000
    AD No. 97-16, Daily VRDN and Put, 4.20%, 9/02/22 ..........................................        21,176,000        21,176,000
    AD No. 97-17, Daily VRDN and Put, 4.20%, 9/02/23 ..........................................        22,747,000        22,747,000



FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                               AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
a  Irvine Ranch Public Facilities and Infrastructure Authority Lease Revenue,
   Capital Improvement Project,
   Weekly VRDN and Put, 5.10%, 11/01/10 .......................................................       $ 4,700,000       $ 4,700,000
a  Irvine Ranch Water District, Construction Bonds , Refunding, Series B, Daily
   VRDN and Put, 4.00%, 8/01/09 ...............................................................         2,400,000         2,400,000
a  Irvine Ranch Water District COP, Capital Improvement Project, Daily
   VRDN and Put, 4.30%, 8/01/16 ...............................................................        13,500,000        13,500,000
a  Irvine Ranch Water District GO, No. 105, 140, 240 and 250, Daily
   VRDN and Put, 4.30%, 1/01/21 ...............................................................         9,500,000         9,500,000
a  Irvine Ranch Water District Revenue,
    Consolidated District Nos.105, 250 and 290, Daily VRDN and Put,
    4.20%, 8/01/16 ............................................................................         3,400,000         3,400,000
    Construction Bonds, Daily VRDN and Put, 4.20%, 10/01/05 ...................................         1,500,000         1,500,000
    ID No.182, Series A, Daily VRDN and Put, 4.30%, 11/15/13 ..................................         3,000,000         3,000,000
    ID No. 284, Series A, Daily VRDN and Put, 4.30%, 11/15/13 .................................         4,200,000         4,200,000
    ID Nos.102, 103, 105, 106, Refunding, Daily VRDN and Put, 4.20%, 9/01/06 ..................         3,000,000         3,000,000
    ID Nos. 140, 105, 240 and 250, Daily VRDN and Put, 4.20%, 4/01/33 .........................        11,000,000        11,000,000
a  Kern County COP, Kern Public Facilities Project, Series A, Weekly
   VRDN and Put, 5.00%, 8/01/06 ...............................................................         1,700,000         1,700,000
a  Lancaster RDA, MFHR, Westwood Park Apartments, Series 1985-K, Weekly
   VRDN and Put, 4.40%, 12/01/07 ..............................................................           900,000           900,000
a  Livermore Housing Authority MFR, Richards Manor, Refunding, Series A,
   Weekly VRDN and Put, 4.30%, 12/01/22 .......................................................         6,070,000         6,070,000
   Los Angeles County GO, TRAN, 4.00%, 6/30/00 ................................................        13,500,000        13,543,916
a  Los Angeles County Housing Authority MFHR, Sand Canyon Ranch Project,
   Series F, Weekly VRDN and Put, 4.75%, 11/01/06 .............................................         4,500,000         4,500,000
   Los Angeles County MTA Revenue TECP, 3.55%, 2/22/00 ........................................         7,000,000         7,000,000
a  Los Angeles County MTA, Sales Tax Revenue, Proposition C, Refunding,
   Second Series A, MBIA Insured, Weekly VRDN and Put, 4.90%, 7/01/20 .........................         6,000,000         6,000,000
a  Los Angeles County Pension Obligation, Refunding,
    Series 96A, AMBAC Insured, Weekly VRDN and Put, 4.85%, 6/30/07 ............................         2,500,000         2,500,000
    Series B, Weekly VRDN and Put, 4.85%, 6/30/07 .............................................         6,600,000         6,600,000
   Los Angeles County Schools Pooled Financing Program COP, Pooled
   Transportation, Series A, FSA Insured, 4.00%, 6/30/00 ......................................         5,000,000         5,020,852
a  Los Angeles County Transportation Commission Sales Tax Revenue,
    Refunding, Weekly VRDN and Put, 4.85%, 7/01/12 ............................................        12,000,000        12,000,000
a  Los Angeles CRDA,
      COP, Baldwin Hill Park, Weekly VRDN and Put, 4.95%, 12/01/14 ............................         1,000,000         1,000,000
      MFHR, Grand Promenade Project, Weekly VRDN and Put, 4.40%, 12/01/10 .....................         1,300,000         1,300,000
   Los Angeles Department of Water and Power Electric Plant Revenue TECP
      3.35%, 1/18/00 ..........................................................................        10,100,000        10,100,000
      3.15%, 2/24/00 ..........................................................................         5,000,000         5,000,000
a  Los Angeles MFR,
      Casden Project, Series K, Weekly VRDN and Put, 3.75%, 7/01/10 ...........................         3,300,000         3,300,000
      Lucas Studios Project, Series D, Weekly VRDN and Put, 5.30%, 12/01/21 ...................         1,200,000         1,200,000
      Masselin Manor, Weekly VRDN and Put, 4.95%, 7/01/15 .....................................         2,400,000         2,400,000
   Los Angeles USD, TRAN, Series A, 4.00%, 6/30/00 ............................................         2,500,000         2,510,786
   Los Angeles Wastewater Systems Revenue, Series D, Pre-Refunded, 6.70%, 12/01/00 ............         4,350,000         4,547,016
a  Metropolitan Water District Revenue, Southern California Waterworks,
   Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 4.90%, 6/01/23 ....................         8,160,000         8,160,000
a  Monterey County IDA, VPS Company Inc. Project, Series A, Weekly VRDN
   and Put, 5.40%, 9/01/20 ....................................................................         4,180,000         4,180,000
   M-S-R Public Power Agency, San Juan Project Revenue,
      Refunding, Series G, MBIA Insured, 5.25%, 7/01/00 .......................................         1,000,000         1,009,938
a     Sub.lien, Refunding, Series D, Weekly VRDN and Put, 5.10%, 7/01/18 ......................         7,600,000         7,600,000
a     Sub.lien, Series E, MBIA Insured, Weekly VRDN and Put, 4.80%, 7/01/22 ...................        20,200,000        20,200,000


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                               AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
 Northern California Transmission Revenue,
     Oregon Transmission Project, Series A, MBIA Insured, Pre-Refunded,
     7.00%, 5/01/00 ...........................................................................       $ 1,835,000       $ 1,885,919
     TECP, 3.55%, 2/08/00 .....................................................................        10,000,000        10,000,000
a Oakland COP, Capital Equipment Project, Weekly VRDN and Put,
  5.15%, 12/01/15 .............................................................................         7,500,000         7,500,000
a Orange County Apartment Development Revenue, Frost Project, Issue B,
  Weekly VRDN and Put, 4.95%, 3/01/09 .........................................................           100,000           100,000
a Orange County Sanitation District COP,
     Nos. 1-3, 5-7, 11, 13 and 14, Daily VRDN and Put, 4.20%, 8/01/15 .........................        23,000,000        23,000,000
     Nos. 1-3, 5-7 and 11, Refunding, AMBAC Insured, Daily VRDN and
     Put, 4.20%, 8/01/16 ......................................................................        14,900,000        14,900,000
a Oxnard RDA, COP, Channel Islands Business Center, Weekly VRDN and
  Put, 5.1961%, 7/01/05 .......................................................................           390,000           390,000
a Pico Rivera RDA, COP, Weekly VRDN and Put, 4.75%, 12/01/10 ..................................         1,500,000         1,500,000
a Pleasanton MFMR, Valley Plaza, Series A, Weekly VRDN and Put,
  5.00%, 7/15/18 ..............................................................................         4,660,000         4,660,000
  Puerto Rico Commonwealth Government Development Bank,
   a Refunding, MBIA Insured, Weekly VRDN and Put, 4.95%, 12/01/15 ............................           700,000           700,000
     TECP, 3.50%, 1/19/00 .....................................................................         9,338,000         9,338,000
     TECP, 3.65%, 1/19/00 .....................................................................         7,900,000         7,900,000
     TECP, 3.50%, 1/24/00 .....................................................................         4,500,000         4,500,000
a Redwood City COP, City Hall Project, Weekly VRDN and Put, 4.75%, 7/01/21 ....................         2,400,000         2,400,000
a Riverside County CFD, Special Tax, No 89-5, Refunding, AMBAC
  Insured, Weekly VRDN and Put, 5.10%, 9/01/28 ................................................         8,000,000         8,000,000
a Riverside County Housing Authority MFMR, Emeritus Park, Series B,
  FNMA Insured, Weekly VRDN and
  Put, 5.00%, 7/15/18 .........................................................................         3,050,000         3,050,000
a Riverside County IDA Revenue, Calavo Growers, Weekly VRDN and
  Put, 4.40%, 9/01/05 .........................................................................         1,500,000         1,500,000
  Riverside County Teeter Plan TECP,
    3.50%, 1/24/00 ............................................................................         7,608,000         7,608,000
    3.50%, 1/27/00 ............................................................................        15,000,000        15,000,000
a Sacramento County COP, Administration Center and Courthouse Project,
  Weekly VRDN and Put, 4.70%, 6/01/20 .........................................................         7,955,000         7,955,000
a Sacramento MFHR, Smoketree, Series A, Weekly VRDN and Put,
  5.00%, 4/15/10 ..............................................................................         6,750,000         6,750,000
a San Bernardino County MFHR, Refunding, Quality A, FNMA Insured,
  Weekly VRDN and Put, 5.00%, 7/01/14 .........................................................         4,350,000         4,350,000
  San Diego Area Local Government COP, TRAN, Series A, 4.00%, 6/30/00 .........................         5,000,000         5,020,356
a San Diego County MFHR, Nationwide, Series C, Weekly VRDN and Put,
  5.00%, 4/15/05 ..............................................................................         1,400,000         1,400,000
  San Diego Gas and Electric TECP, 3.55%, 2/09/00 .............................................         5,500,000         5,500,000
a San Diego MFHR, University Town Center Apartments, Refunding,
  Weekly VRDN and Put, 4.30%, 10/01/15 ........................................................         4,900,000         4,900,000
a San Dimas RDA, Commercial Development Revenue, San Dimas
  Commercial Center, Monthly VRDN and  Put, 3.55%, 12/01/13 ...................................           900,000           900,000
a San Francisco City and County MFHR, Weekly VRDN and Put,
  4.75%, 6/01/06 ..............................................................................         4,400,000         4,400,000
a San Francisco City and County RDA, MFR,
     Refunding, Fillmore Center, Series B-2, Weekly VRDN and Put,
     5.00%, 12/01/17 ..........................................................................         1,000,000         1,000,000
  3rd and Mission, Series C, Weekly VRDN and Put, 5.05%, 7/01/34 ..............................        11,000,000        11,000,000
  San Joaquin County Transportation Authority Sales Tax Revenue TECP,
  3.45%, 3/13/00 ..............................................................................        12,600,000        12,600,000
a San Jose MFMR, Somerset Park Apartment Project, Series A, Weekly
  VRDN and Put, 4.50%, 11/01/17 ...............................................................         1,000,000         1,000,000
a San Jose-Santa Clara Water Financing Authority, Sewer Revenue,
  Series B, FGIC Insured, Weekly VRDN and
  Put, 4.85%, 11/15/11 ........................................................................         1,200,000         1,200,000
a San Mateo County MFHR, Pacific Oaks Apartment Project, Series A,
  Weekly VRDN and Put, 5.05%, 7/01/17 .........................................................         2,950,000         2,950,000
a Santa Ana Housing Authority MFHR, Vintage Apartments, Refunding,
  Series A, Weekly VRDN and Put,
  4.50%, 12/01/22 .............................................................................         3,450,000         3,450,000
a Santa Clara County Financing Authority, Lease Revenue, VMC Facility
  Replacement Project, Series B,
  Weekly VRDN and Put, 5.05%, 11/15/25 ........................................................         5,125,000         5,125,000
  Santa Clara County Housing Authority MFHR, Benton Park Central
  Apartments, Refunding, Series A,
     a Weekly VRDN and Put, 4.90%, 12/15/25 ...................................................         5,000,000         5,000,000
     Sonoma County TRAN, 3.50%, 2/01/00 .......................................................        19,000,000        19,008,699


FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                               AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
a South San Francisco MFHR, Magnolia Plaza Apartments, Series A,
  Weekly VRDN and Put, 5.05%, 5/01/17 .........................................................       $   500,000       $   500,000
a Southern California Public Power Authority Power Project Revenue,
  Palo Verde Project, Refunding,
    Series B, AMBAC Insured, Weekly VRDN and Put, 4.85%, 7/01/09 ..............................         2,000,000         2,000,000
    Series C, AMBAC Insured, Weekly VRDN and Put, 4.85%, 7/01/17 ..............................           500,000           500,000
a Southern California Public Power Authority Transmission Project Revenue,
  Southern Transmission, Refunding,
    AMBAC Insured, Weekly VRDN and Put, 4.85%, 7/01/19 ........................................        27,000,000        27,000,000
    Series B, FSA Insured, Weekly VRDN and Put, 5.00%, 7/01/23 ................................         6,600,000         6,600,000
  Stockton East Water District COP, Project 1990, Series A, AMBAC Insured,
  Pre-Refunded, 7.30%, 4/01/00 ................................................................         4,490,000         4,624,732
a Suisun City Housing Authority MFR, Village Green, Series A, Weekly VRDN
  and Put, 5.00%, 6/15/18 .....................................................................         8,600,000         8,600,000
a Tustin 1915 Act, Reassessment District No 95-2, Series A, Daily VRDN and
  Put, 4.20%, 9/02/13 .........................................................................        15,322,000        15,322,000
a Vallecitos Water District Revenue COP, Twin Oaks Reservoir Project, Weekly
  VRDN and Put, 5.00%, 7/01/30 ................................................................         2,600,000         2,600,000
a Vallejo City USD, COP, Capital Improvement Financing Projects, Series E,
  Weekly VRDN and Put, 3.60%, 7/01/25 .........................................................         2,500,000         2,500,000
a West Basin Municipal Water District Revenue COP, Recycled Water Project,
  Series C, Weekly VRDN and
  Put, 4.80%, 8/01/27 .........................................................................         1,900,000         1,900,000
a Western Riverside County Regional Wastewater Treatment Authority Revenue,
  Daily VRDN and Put, 4.20%, 4/01/28 ..........................................................         7,000,000         7,000,000
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $787,877,236) 99.1% .................................................                         787,877,236
  OTHER ASSETS, LESS LIABILITIES .9% ..........................................................                           7,208,857
                                                                                                                       ------------
  NET ASSETS 100.0% ...........................................................................                        $795,086,093
                                                                                                                       ============


See glossary of terms on page 53.

(a) Variable Rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (UNAUDITED) (CONT.)



GLOSSARY OF TERMS
-------------------------------------------------------------------------------------------
1915 ACT       - Improvement Bond Act of 1915
ABAG           - The Association of Bay Area Governments
AD             - Assessment District
AMBAC          - American Municipal Bond Assurance Corp.
BART           - Bay Area Rapid Transit
BIG            - Bond Investor Guaranty Insurance Co.
CDA            - Community Development Authority/Agency
CFD            - Community Facilities District
CHFCLP         - California Health Facilities Construction Loan Program
CIFP           - Capital Improvement Financing Program
COP            - Certificate of Participation
CRDA           - Community Redevelopment Authority/Agency
ETM            - Escrow to Maturity
FGIC           - Financial Guaranty Insurance Co.
FNMA           - Federal National Mortgage Association
FSA            - Financial Security Assistance
GNMA           - Government National Mortgage Association
GO             - General Obligation
HFA            - Housing Authority/Agency
HFAR           - Housing Authority/Agency Revenue
HMR            - Home Mortgage Revenue
IDA            - Industrial Development Authority/Agency
IDR            - Industrial Development Revenue
MBIA           - Municipal Bond Investors Assurance Corp.
MFHR           - Multi-Family Housing Revenue
MFMR           - Multi-Family Mortgage Revenue
MFR            - Multi-Family Revenue
MTA            - Metropolitan Transportation Authority
MUD            - Municipal Utility District
PCFA           - Pollution Control Financing Authority
PCR            - Pollution Control Revenue
PFA            - Public Financing Authority
PFAR           - Public Financing Authority Revenue
PUD            - Public Utility District
RAN            - Revenue Anticipation Notes
RDA            - Redevelopment Agency
RDAR           - Redevelopment Agency Revenue
RMR            - Residential Mortgage Revenue
SFM            - Single Family Mortgage
SFMR           - Single Family Mortgage Revenue
TECP           - Tax-Exempt Commercial Paper
TRAN           - Tax and Revenue Anticipation Notes
UHSD           - Unified High School District
USD            - Unified School District
VRDN           - Variable Rate Demand Notes


FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999 (UNAUDITED)



                                                                        FRANKLIN          FRANKLIN CALIFORNIA        FRANKLIN
                                                                       CALIFORNIA          INTERMEDIATE-TERM         CALIFORNIA
                                                                    INSURED TAX-FREE           TAX-FREE              TAX-EXEMPT
                                                                       INCOME FUND            INCOME FUND            MONEY FUND
                                                                    ------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................................        $ 1,698,925,980         $ 187,492,200         $787,877,236
                                                                    ============================================================
  Value .....................................................          1,686,195,685           184,218,135          787,877,236
 Cash .......................................................                 25,513                16,829            2,686,112
 Receivables:
  Capital shares sold .......................................                896,979             1,394,762            4,099,953
  Interest ..................................................             29,333,325             2,785,263            4,837,780
                                                                    ------------------------------------------------------------
      Total assets ..........................................          1,716,451,502           188,414,989          799,501,081
                                                                    ------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................                     --               999,541                   --
  Capital shares redeemed ...................................              3,292,930               498,618            3,648,991
  Affiliates ................................................              1,053,904               109,756              348,307
  Shareholders ..............................................                474,357                22,298               84,158
Distributions to shareholders ...............................              3,318,320               327,420              102,072
Other liabilities ...........................................                192,854                51,468              231,460
                                                                    ------------------------------------------------------------
      Total liabilities .....................................              8,332,365             2,009,101            4,414,988
                                                                    ------------------------------------------------------------
       Net assets, at value .................................        $ 1,708,119,137         $ 186,405,888         $795,086,093
                                                                    ============================================================
Net assets consist of:
 Undistributed net investment income ........................        $            --         $     274,897         $         --
 Accumulated distributions in excess of net investment income             (2,157,298)                   --                   --
 Net unrealized depreciation ................................            (12,730,295)           (3,274,065)                  --
 Accumulated net realized loss ..............................            (17,461,056)             (257,039)                  --
 Capital shares .............................................          1,740,467,786           189,662,095          795,086,093
                                                                    ------------------------------------------------------------
      Net assets, at value ..................................        $ 1,708,119,137         $ 186,405,888         $795,086,093
                                                                    ============================================================


                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999


                                                                       FRANKLIN           FRANKLIN CALIFORNIA        FRANKLIN
                                                                       CALIFORNIA          INTERMEDIATE-TERM        CALIFORNIA
                                                                     INSURED TAX-FREE          TAX-FREE             TAX-EXEMPT
                                                                       INCOME FUND            INCOME FUND           MONEY FUND
                                                                     ----------------------------------------------------------
CLASS A:
 Net assets, at value .......................................        $ 1,635,927,793         $ 186,405,888         $795,086,093
                                                                     ==========================================================
 Shares outstanding .........................................            142,248,886            17,379,134          795,086,093
                                                                     ==========================================================
 Net asset value per share* .................................                 $11.50                $10.73                $1.00
                                                                     ==========================================================
 Maximum offering price per share (net asset value
  per share / 95.75%, 97.75%, 100%, respectively) ...........                 $12.01                $10.98                $1.00
                                                                     ==========================================================
CLASS C:
 Net assets, at value .......................................        $    72,191,344                    --                   --
                                                                     ==========================================================
 Shares outstanding .........................................              6,235,141                    --                   --
                                                                     ==========================================================
 Net asset value per share* .................................                 $11.58                    --                   --
                                                                     ==========================================================
 Maximum offering price per share (net asset value
  per share / 99%) ..........................................                 $11.70                    --                   --
                                                                     ==========================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)


                                                                       FRANKLIN           FRANKLIN CALIFORNIA        FRANKLIN
                                                                       CALIFORNIA          INTERMEDIATE-TERM        CALIFORNIA
                                                                     INSURED TAX-FREE          TAX-FREE             TAX-EXEMPT
                                                                       INCOME FUND            INCOME FUND           MONEY FUND
                                                                     ----------------------------------------------------------
Investment income:
 Interest ...................................................        $    51,436,063         $   5,069,168         $ 11,292,638
                                                                     ----------------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................              4,112,508               535,172            1,803,425
 Distribution fees (Note 3)
  Class A ...................................................                799,717                95,756                   --
  Class C ...................................................                249,363                    --                   --
 Transfer agent fees (Note 3) ...............................                245,608                32,387              192,804
 Custodian fees .............................................                  9,921                 1,164                6,272
 Reports to shareholders ....................................                 75,962                14,301               54,837
 Registration and filing fees ...............................                  1,289                   845                2,427
 Professional fees ..........................................                 30,319                 3,836               11,137
 Trustees' fees and expenses ................................                 22,809                 2,419                8,741
 Other ......................................................                 41,794                18,885               52,332
                                                                     ----------------------------------------------------------
      Total expenses ........................................              5,589,290               704,765            2,131,975
      Expenses waived/paid by affiliate (Note 3) ............                     --              (131,399)                  --
                                                                     ----------------------------------------------------------
       Net expenses .........................................              5,589,290               573,366            2,131,975
                                                                     ----------------------------------------------------------
        Net investment income ...............................             45,846,773             4,495,802            9,160,663
                                                                     ----------------------------------------------------------
Realized and unrealized losses:
 Net realized loss from investments .........................            (17,337,496)             (154,399)                  --
 Net unrealized depreciation on investments .................            (76,095,279)           (4,937,398)                  --
                                                                     ----------------------------------------------------------
Net realized and unrealized loss ............................            (93,432,775)           (5,091,797)                  --
                                                                     ----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $   (47,586,002)        $    (595,995)        $  9,160,663
                                                                     ==========================================================


                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 1999


                                                      FRANKLIN CALIFORNIA INSURED         FRANKLIN CALIFORNIA INTERMEDIATE-TERM
                                                         TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                   -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED      YEAR ENDED        SIX MONTHS ENDED      YEAR ENDED
                                                    DECEMBER 31, 1999   JUNE 30, 1999       DECEMBER 31, 1999    JUNE 30, 1999
                                                   -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................        $    45,846,773    $    91,205,201      $   4,495,802       $   8,310,124
  Net realized gain (loss) from investments             (17,337,496)           954,544           (154,399)             93,006
  Net unrealized depreciation on investments            (76,095,279)       (43,645,378)        (4,937,398)         (4,475,770)
                                                    -------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...........            (47,586,002)        48,514,367           (595,995)          3,927,360
 Distributions to shareholders from:
  Net investment income:
   Class A .................................            (44,106,600)       (88,563,323)        (4,500,687)         (8,423,741)
   Class C .................................             (1,740,173)        (3,006,211)                --                  --
  In excess of net investment income:
   Class A .................................               (163,646)        (1,921,957)                --                  --
   Class C .................................                 (6,456)           (65,239)                --                  --
  Net realized gains:
   Class A .................................               (230,555)        (9,565,776)                --                  --
   Class C .................................                (10,029)          (360,118)                --                  --
                                                    -------------------------------------------------------------------------
 Total distributions to shareholders .......            (46,257,459)      (103,482,624)        (4,500,687)         (8,423,741)
 Capital share transactions: (Note 2)
  Class A ..................................            (49,458,057)       110,241,197         (1,044,328)         41,379,720
  Class C ..................................             (4,127,763)        27,415,008                 --                  --
                                                    -------------------------------------------------------------------------
 Total capital share transactions ..........            (53,585,820)       137,656,205         (1,044,328)         41,379,720
      Net increase (decrease) in net
         assets ............................           (147,429,281)        82,687,948         (6,141,010)         36,883,339
Net assets
 Beginning of period .......................          1,855,548,418      1,772,860,470        192,546,898         155,663,559
                                                    -------------------------------------------------------------------------
 End of period .............................        $ 1,708,119,137    $ 1,855,548,418      $ 186,405,888       $ 192,546,898
                                                    =========================================================================
Undistributed net investment income
 (accumulated distributions in excess of
 net investment income)  included in
 net assets:
  End of period ............................        $    (2,157,298)   $    (1,987,196)     $     274,897       $     279,782
                                                    =========================================================================


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 1999

                                                                         FRANKLIN CALIFORNIA
                                                                        TAX-EXEMPT MONEY FUND
                                                                  -----------------------------------
                                                                  SIX MONTHS ENDED       YEAR ENDED
                                                                  DECEMBER 31, 1999     JUNE 30, 1999
                                                                  -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................        $   9,160,663         $  15,536,781
  Net realized loss from investments .....................                   --               (11,084)
                                                                  -----------------------------------
      Net increase in net assets resulting from operations            9,160,663            15,525,697
 Distributions to shareholders from net investment income:           (9,160,663)          (15,525,697)*
 Capital share transactions: (Note 2) ....................           88,208,835            50,152,692
                                                                  -----------------------------------
      Net increase in net assets .........................           88,208,835            50,152,692
Net assets (there is no undistributed net investment
 income at beginning or end of period):
   Beginning of period ...................................          706,877,258           656,724,566
                                                                  -----------------------------------
   End of period .........................................        $ 795,086,093         $ 706,877,258
                                                                  ===================================


*Distributions were decreased by net realized loss from security transactions of $11,084 in year ended June 1999.

                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund). The Funds' investment objectives are to provide tax-free income. The Franklin California Tax-Exempt Money Fund (Money Fund) also seeks to provide high current income consistent with capital preservation and liquidity.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. For the Franklin California Insured Tax-Free Income Fund (Insured Fund) and the Intermediate-Term Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.



FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INSURANCE

The scheduled payments of interest and principal for each long-term municipal security in the Insured Fund is insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege.

CLASS A                                                       CLASS A & CLASS C
--------------------------------------------------------------------------------------------------------------
Franklin California Intermediate-Term Tax-Free Income Fund    Franklin California Insured Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

At December 31, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                                                         FRANKLIN
                                           FRANKLIN CALIFORNIA               FRANKLIN CALIFORNIA         CALIFORNIA
                                            INSURED TAX-FREE                  INTERMEDIATE-TERM           TAX-EXEMPT
                                               INCOME FUND                   TAX-FREE INCOME FUND         MONEY FUND
                                       -------------------------------------------------------------------------------
                                         SHARES           AMOUNT            SHARES          AMOUNT          AMOUNT
                                       -------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended December 31, 1999
 Shares sold ........................   13,220,350      $154,983,872       2,948,159     $32,169,304    $  603,832,747
 Shares issued in reinvestment of
   distributions ....................    1,680,321        19,798,509         240,581       2,627,301         9,152,980
 Shares redeemed ....................  (19,122,207)     (224,240,438)     (3,285,303)    (35,840,933)     (524,776,892)
                                       -------------------------------------------------------------------------------
 Net increase (decrease) ............   (4,221,536)     $(49,458,057)        (96,563)    $(1,044,328)   $   88,208,835
                                       ===============================================================================
Year ended June 30, 1999
 Shares sold ........................   29,553,520      $370,514,398        7,753,731    $88,121,907    $1,033,213,640
 Shares issued in reinvestment of
   distributions ....................    3,539,619        44,284,162          446,478      5,064,927        15,576,778
 Shares redeemed ....................  (24,337,250)     (304,557,363)      (4,571,261)   (51,807,114)     (998,637,726)
                                       -------------------------------------------------------------------------------
 Net increase .......................    8,755,889      $110,241,197        3,628,948    $41,379,720    $   50,152,692
                                       ===============================================================================


FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                       FRANKLIN CALIFORNIA
                                                        INSURED TAX-FREE
                                                           INCOME FUND
                                               -------------------------------------
                                                 SHARES                   AMOUNT
                                               -------------------------------------
CLASS C SHARES:
Six months ended December 31, 1999
 Shares sold ...........................          797,852                $ 9,466,367
 Shares issued in reinvestment of
   distributions .......................          99,670                  1,182,959
 Shares redeemed .......................       (1,247,219)               (14,777,089)
                                               -------------------------------------
 Net decrease ..........................         (349,697)              $ (4,127,763)
Year ended June 30, 1999
                                               =====================================
 Shares sold ...........................        2,862,343                $36,108,219
 Shares issued in reinvestment of
   distributions .......................          187,570                  2,360,890
 Shares redeemed .......................         (878,664)               (11,054,101)
                                               -------------------------------------
 Net increase ..........................        2,171,249                $27,415,008
                                               =====================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or trustees of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' principal investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Insured Fund and the Intermediate-Term Fund pay investment management fees to Advisers based on the month-end net assets of each fund, and the Money Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

       ANNUALIZED
        FEE RATE  NET ASSETS
       --------------------------------------------------------------
          .625%   First $100 million
          .50%    Over $100 million, up to and including $250 million
          .45%    In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Intermediate-Term Fund, as noted in the Statement of Operations.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets, and the Insured Fund reimburses Distributors up to
 .10% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.


FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                             FRANKLIN           FRANKLIN
                                            CALIFORNIA         CALIFORNIA
                                             INSURED          INTERMEDIATE-
                                             TAX-FREE         TERM TAX-FREE
                                            INCOME FUND        INCOME FUND
                                           ---------------------------------
     Net commissions paid ...............      $122,875         $15,861
     Contingent deferred sales charges...      $ 66,309         $ 1,644

The Funds paid transfer agent fees of $470,799 of which $416,227 was paid to Investor Services.


4. INCOME TAXES

At June 30, 1999, the Intermediate-Term Fund and the Money Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                    FRANKLIN
                                                   CALIFORNIA       FRANKLIN
                                                  INTERMEDIATE-    CALIFORNIA
                                                  TERM TAX-FREE     TAX-EXEMPT
                                                   INCOME FUND      MONEY FUND
                                                  ---------------------------
     Capital loss carryovers expiring in:
     2003 ...................................        $102,640         $14,563
     2005 ...................................              --           1,444
     2006 ...................................              --           9,957
     2007 ...................................              --           4,593
                                                  ---------------------------
                                                     $102,640         $30,557
                                                  ===========================


At June 30, 1999, the Money Fund had deferred capital losses occurring subsequent to October 31, 1998 of $9,293. For tax purposes, such losses will be reflected in the year ending June 30, 2000.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


62

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

At December 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                            FRANKLIN                 FRANKLIN
                                           CALIFORNIA               CALIFORNIA
                                             INSURED               INTERMEDIATE-
                                            TAX-FREE              TERM TAX-FREE
                                           INCOME FUND             INCOME FUND
                                         --------------------------------------
     Investments at cost .......         $ 1,699,305,381          $ 187,492,200
                                         ======================================
     Unrealized appreciation ...         $    37,602,317          $   2,060,841
     Unrealized depreciation ...             (50,712,013)            (5,334,906)
                                         ======================================
     Net unrealized depreciation         $   (13,109,696)         $  (3,274,065)
                                         ======================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1999 were as follows:

                         FRANKLIN              FRANKLIN
                        CALIFORNIA            CALIFORNIA
                         INSURED             INTERMEDIATE-
                        TAX-FREE            TERM TAX-FREE
                       INCOME FUND           INCOME FUND
                      -------------------------------------
     Purchases...      $352,718,018         $10,009,907
     Sales ......      $411,792,276         $26,000,669



6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in the state of California. Such concentration may subject the Funds more significantly to economic changes occurring within that state.



7. CREDIT FACILITY

Certain Franklin Templeton Funds, including Insured Fund and Intermediate-Term Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Funds' borrowing at market rates. At December 31, 1999, the Funds had not utilized this credit facility.


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